LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                         ENDED FEBRUARY 28, 2001

California Tax-Free Income Fund
Florida Tax-Free Income Fund
New York Tax-Free Income Fund
Ohio Tax-Free Income Fund

KEMPER STATE TAX-FREE
INCOME SERIES

                               "Throughout the first half of the fiscal year, we
                          focused on intermediate maturities and increasing call
                             protection in a falling-interest-rate environment."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
4
ECONOMIC OVERVIEW
6
MANAGEMENT TEAM
7
PERFORMANCE UPDATE
10
TERMS TO KNOW
11
CALIFORNIA'S PORTFOLIO STATISTICS AND PORTFOLIO OF INVESTMENTS
21
FLORIDA'S PORTFOLIO STATISTICS AND PORTFOLIO OF INVESTMENTS
25
NEW YORK'S PORTFOLIO STATISTICS AND PORTFOLIO OF INVESTMENTS

AT A GLANCE

 KEMPER STATE TAX-FREE INCOME FUNDS TOTAL RETURNS
 FOR THE SIX MONTHS ENDED FEBRUARY 28, 2001 (UNADJUSTED FOR SALES CHARGE)

 CALIFORNIA
[BAR GRAPH]

                                                                             KEMPER CALIFORNIA TAX-     LIPPER CALIFORNIA TAX-FREE
                                                 KEMPER CALIFORNIA TAX-      FREE INCOME FUND CLASS       INCOME FUNDS CATEGORY
KEMPER CALIFORNIA TAX-FREE INCOME FUND CLASS A  FREE INCOME FUND CLASS B                C                        AVERAGE*
----------------------------------------------  ------------------------     ----------------------     --------------------------
4.41                                                      3.87                        3.90                         4.35

 FLORIDA
[BAR GRAPH]

                                                                                                         LIPPER FLORIDA TAX-FREE
                                                 KEMPER FLORIDA TAX-FREE     KEMPER FLORIDA TAX-FREE      INCOME FUNDS CATEGORY
KEMPER FLORIDA TAX-FREE INCOME FUND CLASS A        INCOME FUND CLASS B         INCOME FUND CLASS C              AVERAGE*
-------------------------------------------      -----------------------     -----------------------     -----------------------
5.24                                                      4.71                        4.72                        4.64

 NEW YORK
[BAR GRAPH]

                                                                              KEMPER NEW YORK TAX-      LIPPER NEW YORK TAX-FREE
                                                  KEMPER NEW YORK TAX-       FREE INCOME FUND CLASS       INCOME FUNDS CATEGORY
KEMPER NEW YORK TAX-FREE INCOME FUND CLASS A    FREE INCOME FUND CLASS B                C                       AVERAGE*
--------------------------------------------    ------------------------     ----------------------     ------------------------
5.4                                                       5.12                        5.11                        5.12

 OHIO
[BAR GRAPH]

                                                                                                          LIPPER OHIO TAX-FREE
                                                  KEMPER OHIO TAX-FREE        KEMPER OHIO TAX-FREE        INCOME FUNDS CATEGORY
KEMPER OHIO TAX-FREE INCOME FUND CLASS A           INCOME FUND CLASS B         INCOME FUND CLASS C              AVERAGE*
----------------------------------------          --------------------        --------------------        ---------------------
4.55                                                      4.68                        4.58                        4.58

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

 NET ASSET VALUE

 CALIFORNIA

                                     AS OF     AS OF
                                    2/28/01   8/31/00
 .........................................................
    KEMPER CALIFORNIA TAX-FREE
    INCOME FUND CLASS A               $7.44     $7.30
 .........................................................
    KEMPER CALIFORNIA TAX-FREE
    INCOME FUND CLASS B               $7.44     $7.31
 .........................................................
    KEMPER CALIFORNIA TAX-FREE
    INCOME FUND CLASS C               $7.39     $7.26
 .........................................................

 FLORIDA

                                     AS OF     AS OF
                                    2/28/01   8/31/00
 .........................................................
    KEMPER FLORIDA TAX-FREE INCOME
    FUND CLASS A                     $10.12     $9.85
 .........................................................
    KEMPER FLORIDA TAX-FREE INCOME
    FUND CLASS B                     $10.09     $9.83
 .........................................................
    KEMPER FLORIDA TAX-FREE INCOME
    FUND CLASS C                     $10.09     $9.83
 .........................................................

 NEW YORK

                                     AS OF     AS OF
                                    2/28/01   8/31/00
 .........................................................
    KEMPER NEW YORK TAX-FREE
    INCOME FUND CLASS A              $10.71    $10.39
 .........................................................
    KEMPER NEW YORK TAX-FREE
    INCOME FUND CLASS B              $10.73    $10.40
 .........................................................
    KEMPER NEW YORK TAX-FREE
    INCOME FUND CLASS C              $10.71    $10.38
 .........................................................

 OHIO

                                     AS OF     AS OF
                                    2/28/01   8/31/00
 .........................................................
    KEMPER OHIO TAX-FREE INCOME
    FUND CLASS A                     $10.22     $9.96
 .........................................................
    KEMPER OHIO TAX-FREE INCOME
    FUND CLASS B                     $10.22     $9.95
 .........................................................
    KEMPER OHIO TAX-FREE INCOME
    FUND CLASS C                     $10.22     $9.96
 .........................................................

 CONTENTS
 30
 OHIO'S PORTFOLIO STATISTICS AND PORTFOLIO OF INVESTMENTS
 35
 FINANCIAL STATEMENTS
 39
 FINANCIAL HIGHLIGHTS
 47
 NOTES TO FINANCIAL STATEMENTS
AT A GLANCE

 KEMPER STATE TAX-FREE INCOME FUND LIPPER RANKINGS AS OF 2/28/01*

 CALIFORNIA MUNICIPAL DEBT FUND CATEGORY

                            CLASS A               CLASS B               CLASS C
 ..........................................................................................
    1-YEAR              #51 of 114 funds      #91 of 114 funds      #87 of 114 funds
 ..........................................................................................
    5-YEAR              #27 of 83 funds       #70 of 83 funds       #73 of 83 funds
 ..........................................................................................
    10-YEAR             #14 of 40 funds             n/a                   n/a
 ..........................................................................................

 FLORIDA MUNICIPAL DEBT FUND CATEGORY

                            CLASS A               CLASS B               CLASS C
 ..........................................................................................
    1-YEAR              #17 of 63 funds       #43 of 63 funds       #45 of 63 funds
 ..........................................................................................
    5-YEAR              #20 of 55 funds       #47 of 55 funds       #46 of 55 funds
 ..........................................................................................

 NEW YORK MUNICIPAL DEBT FUND CATEGORY

                            CLASS A               CLASS B               CLASS C
 ..........................................................................................
    1-YEAR              #36 of 108 funds      #71 of 108 funds      #68 of 108 funds
 ..........................................................................................
    5-YEAR              #31 of 81 funds       #70 of 81 funds       #68 of 81 funds
 ..........................................................................................
    10-YEAR             #13 of 36 funds             n/a                   n/a
 ..........................................................................................

 OHIO MUNICIPAL DEBT FUND CATEGORY

                            CLASS A               CLASS B               CLASS C
 ..........................................................................................
    1-YEAR              #31 of 49 funds       #44 of 49 funds       #45 of 49 funds
 ..........................................................................................
    5-YEAR              #14 of 42 funds       #35 of 42 funds       #34 of 42 funds
 ..........................................................................................

*LIPPER, INC. RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF SALES CHARGES HAD BEEN INCLUDED, RESULTS MIGHT HAVE BEEN LESS FAVORABLE. RANKINGS ARE HISTORICAL AND DO NOT REFLECT FUTURE PERFORMANCE.

 DIVIDEND REVIEW
 THE FOLLOWING TABLES SHOW PER SHARE DIVIDEND AND YIELD INFORMATION FOR THE FUNDS AS OF FEBRUARY 28, 2001.

 CALIFORNIA

                            CLASS A   CLASS B   CLASS C
 ...........................................................
    SIX-MONTHS INCOME:      $0.1752   $0.1474   $0.1468
 ...........................................................
    FEBRUARY DIVIDEND:      $0.0274   $0.0242   $0.0241
 ...........................................................
    ANNUALIZED
    DISTRIBUTION RATE:+       4.75%     4.01%     4.02%
 ...........................................................
    SEC YIELD:+               3.84%     3.08%     2.96%
 ...........................................................
    TAX EQUIVALENT YIELD:     7.67%     7.67%     7.73%
 ...........................................................
    BASED ON A MARGINAL INCOME TAX RATE OF 42.9%
    (COMBINED CALIFORNIA STATE AND FEDERAL INCOME TAX
    RATE)
 ...........................................................

 FLORIDA

                            CLASS A   CLASS B   CLASS C
 ...........................................................
    SIX-MONTHS INCOME:      $0.2360   $0.1964   $0.1967
 ...........................................................
    FEBRUARY DIVIDEND:      $0.0371   $0.0305   $0.0304
 ...........................................................
    ANNUALIZED
    DISTRIBUTION RATE:+       4.56%     3.88%     3.89%
 ...........................................................
    SEC YIELD:+               3.86%     3.21%     3.08%
 ...........................................................
    TAX EQUIVALENT YIELD:     6.22%     6.23%     6.23%
 ...........................................................
    BASED ON A MARGINAL INCOME TAX RATE OF 37.1%
    (COMBINED FLORIDA STATE AND FEDERAL INCOME TAX
    RATE)
 ...........................................................

 NEW YORK

                            CLASS A   CLASS B   CLASS C
 ...........................................................
    SIX-MONTHS INCOME:      $0.2318   $0.1951   $0.1934
 ...........................................................
    FEBRUARY DIVIDEND:      $0.0359   $0.0297   $0.0297
 ...........................................................
    ANNUALIZED
    DISTRIBUTION RATE:+       4.41%     3.67%     3.67%
 ...........................................................
    SEC YIELD:+               3.57%     3.01%     3.03%
 ...........................................................
    TAX EQUIVALENT YIELD:     5.21%     5.20%     5.21%
 ...........................................................
    BASED ON A MARGINAL INCOME TAX RATE OF 44.2%
    (COMBINED NEW YORK STATE, NEW YORK CITY AND FEDERAL
    INCOME TAX RATE)
 ...........................................................

 OHIO

                            CLASS A   CLASS B   CLASS C
 ...........................................................
    SIX-MONTHS INCOME:      $0.2261   $0.1885   $0.1897
 ...........................................................
    FEBRUARY DIVIDEND:      $0.0356   $0.0296   $0.0297
 ...........................................................
    ANNUALIZED
    DISTRIBUTION RATE:+       4.47%     3.70%     3.73%
 ...........................................................
    SEC YIELD:+               3.62%     3.10%     3.10%
 ...........................................................
    TAX EQUIVALENT YIELD:     5.75%     5.75%     5.75%
 ...........................................................
    BASED ON A MARGINAL INCOME TAX RATE OF 41.2%
    (COMBINED OHIO STATE AND FEDERAL INCOME TAX RATE)
 ...........................................................

+CURRENT ANNUALIZED DISTRIBUTION RATE IS THE LATEST MONTHLY DIVIDEND SHOWN AS AN ANNUALIZED PERCENTAGE OF NET ASSET VALUE ON FEBRUARY 28, 2001. DISTRIBUTION RATE SIMPLY MEASURES THE LEVEL OF DIVIDENDS AND IS NOT A COMPLETE MEASURE OF PERFORMANCE. THE SEC YIELD IS NET INVESTMENT INCOME PER SHARE EARNED OVER THE MONTH ENDED FEBRUARY 28, 2001, SHOWN AS AN ANNUALIZED PERCENTAGE OF THE MAXIMUM OFFERING PRICE ON THAT DATE. THE SEC YIELD IS COMPUTED IN ACCORDANCE WITH THE STANDARDIZED METHOD PRESCRIBED BY THE SECURITIES AND EXCHANGE COMMISSION. TAX EQUIVALENT YIELD IS BASED ON THE FUND'S YIELD AND THE APPLICABLE FEDERAL AND STATE MARGINAL TAX RATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES, AND FOR SOME INVESTORS, A PORTION MAY BE SUBJECT TO THE ALTERNATIVE MINIMUM TAX. YIELDS AND DISTRIBUTION RATES ARE HISTORICAL AND WILL FLUCTUATE.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.


DEAR SHAREHOLDER:

The investment world never presents us with total clarity. Even so, there are moments when the uncertainties appear to be greater than usual. This is one of those moments. The global economy is slowing, investors are unsure of the extent to which the Federal Reserve Board will cut interest rates and market leadership -- long resident in growth and technology stocks -- has become less certain.

  One understandable response is to seek shelter in safer investments such as money market funds. Yet over time, stocks have provided the strongest long-term returns. As a result, it is precisely at moments such as this when staying calm and remaining focused on the long-term record of stocks can be of the greatest value for investors.

  Despite an environment of turbulent stock prices, we are not concerned about the long-term outlook for the economy and markets. Although risks certainly continue to exist, we feel that the four points enumerated below can help investors develop the wherewithal to cope with the recent volatility.

INTEREST RATE BACKDROP POSITIVE

  Investors who fret about the uncertainty of the economic outlook seem to be forgetting one key issue: Interest rates are falling. The Fed cut rates by half a percentage point on March 20, and it is clear that they are prepared to make additional rate cuts as necessary. Other central banks around the world are following suit. We believe that these cuts will ultimately have a positive effect on the economy after the usual time lag. We see important evidence for this assertion in the bond market, where investment-grade, high-yield, and other types of non-government bonds have all found buyers since the first Fed rate cut in January. Additionally, lending has ticked up and consumers have responded to lower mortgage rates with an avalanche of refinancing applications. Another bit of evidence comes from the stock market, where basic materials, consumer cyclicals, and small-cap companies have all perked up.

  This is a classic signal that the market sees the potential for a recovery later in the year. We continue to expect that the next few months will be difficult for the economy, but also believe that the worst will be over around mid-year.

INFLATION NOT A CRITICAL LONG-RUN CONCERN

  January inflation readings came in above expectations, prompting many analysts to become concerned that long-dormant inflation is reawakening. We don't believe this to be the case, however, and the much tamer February inflation statistics support our view. Long-term forces that contributed to stable prices during the 90s -- such as deregulation, globalization and technology -- are still firmly in place. In addition, the combination of slowing global growth and excess production capacity will reduce the ability of companies to raise prices. The cyclical peaks in inflation have been falling for 20 years, and we expect the next peak -- which may not occur for another five years -- to be well below the current peak of 4 percent.

THE TECHNOLOGY REVOLUTION STILL HAS FAR TO RUN

  The crash in the Internet sector and the financial difficulties of many telecommunications companies will not mark the end of the current technological revolution, but simply its evolution to another phase. Companies that satisfy customers will prosper, and those that employ new technologies will be more efficient than ever. This will result in productivity gains and competitive advantage for the most well-managed firms. It is difficult to predict the exact beneficiaries of this next phase, but they will exist. We therefore disagree with those who pronounce the demise of the technology miracle. We maintain our view that this is a huge revolution that will raise productivity and provide exciting investment opportunities in many "old economy" companies that stand to reap the benefits of the innovations.

REFORMS CONTINUE IN EUROPE

  Europe has undertaken the reform process somewhat grudgingly, but reforms have been instituted nonetheless. Privatization has swept major industries, politicians have chipped away at labor protections (making labor markets more flexible) and tax code reform has become more

ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                           NOW (3/31/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       4.90                   5.80                   6.30                   5.20
Prime rate (2)                                  8.20                   9.50                   9.00                   7.75
Inflation rate (3)*                             3.50                   3.40                   3.30                   1.60
The U.S. dollar (4)                             8.80                   8.40                   0.50                  -0.10
Capital goods orders (5)*                       2.80                  15.20                   8.40                   5.60
Industrial production (5)*                      1.20                   5.90                   5.90                   3.30
Employment growth (6)                           0.90                   1.90                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 2/28/01.

SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

widespread as deep cuts in Germany have forced other countries to compete. Mergers occur with greater ease and capital markets have become more open. So far, these changes have had a significant impact on the region's economy, but not on the relative returns of European assets. Dollar-based investors have been further disadvantaged by the poor performance of the euro over the past two years. However, we believe that as the long-term effects of these changes are recognized, investors will respond in a positive fashion.

STAY THE COURSE

  These positive themes, while important for the market's long-term outlook, do not mean that stock prices will rebound next week, or even next month. Indeed, risks are still plentiful: The U.S. dollar is vulnerable due to the large trade deficit, both consumers and corporations continue to carry high levels of debt, and instability in Japan is a threat to the entire global economy. However, we believe that the factors we describe above will, over time, provide a positive underpinning for diversified portfolios of stocks and bonds. This point is particularly important for investors who bought stocks or stock funds to help achieve their long-term goals, but who are now questioning whether to reduce or even eliminate positions due to the market's fluctuations. Although we expect that volatility will continue to affect market performance in the weeks and months ahead, investors who have withstood the market's decline so far may miss the long-term benefit of these trends if they move out of stocks now. We therefore believe that the best option for long-term investors is to stay the course even if the turbulence in the stock market continues.

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. ECONOMICS GROUP AS OF MARCH 16, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

MANAGEMENT TEAM

                      KEMPER STATE TAX-FREE INCOME SERIES

                           PORTFOLIO MANAGEMENT TEAM

[ELEANOR R. BRENNAN]
ELEANOR R. BRENNAN IS CO-LEAD PORTFOLIO MANAGER OF KEMPER CALIFORNIA, KEMPER FLORIDA, KEMPER NEW YORK AND KEMPER OHIO TAX-FREE INCOME FUNDS. SHE JOINED THE FIRM IN 1995 AND IS A SENIOR VICE PRESIDENT. SHE HAS 15 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE.

[MATTHEW J. CAGGIANO]
MATTHEW J. CAGGIANO IS A PORTFOLIO MANAGER OF KEMPER CALIFORNIA TAX-FREE INCOME FUND. HE HAS 10 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE AND JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1990.

[PHILIP G. CONDON]
PHILIP G. CONDON IS CO-LEAD PORTFOLIO MANAGER OF KEMPER CALIFORNIA, KEMPER FLORIDA, KEMPER NEW YORK AND KEMPER OHIO TAX-FREE INCOME FUNDS. HE HAS 24 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE AND JOINED THE FIRM IN 1983 AS A FIXED-INCOME ANALYST.

[ASHTON P. GOODFIELD]
ASHTON P. GOODFIELD IS CO-LEAD PORTFOLIO MANAGER OF KEMPER NEW YORK TAX-FREE INCOME FUND. SHE IS A SENIOR VICE PRESIDENT WITH 15 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE. SHE JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1986.

[REBECCA L. WILSON]
REBECCA L. WILSON IS A PORTFOLIO MANAGER OF KEMPER FLORIDA AND KEMPER OHIO TAX-FREE INCOME FUNDS. SHE JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1986. SHE HAS 14 YEARS OF PROFESSIONAL INVESTMENT EXPERIENCE.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS, AND SHOULD NOT BE CONSIDERED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY.

PERFORMANCE UPDATE

THE MUNICIPAL BOND MARKET PERFORMED WELL OVERALL DURING THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2001, AMID A BACKDROP OF FALLING INTEREST RATES, STEADY IF NOT SPECTACULAR ECONOMIC GROWTH AND A VOLATILE EQUITY MARKET. BELOW, THE MANAGEMENT TEAM DISCUSSES THE MARKET'S PERFORMANCE AND HOW KEMPER STATE TAX-FREE INCOME FUNDS WERE POSITIONED IN RESPONSE.

Q     CAN YOU PROVIDE A BACKGROUND OF HOW THE MUNICIPAL MARKETS PERFORMED DURING
THE FIRST HALF OF THE FISCAL YEAR?

A     The six-month period ended February 28, 2001, was an exceptionally strong period for the municipal bond market. U.S. economic growth slowed sharply, as did tax revenues in some states. Overall municipal credit quality improved in calendar year 2000, with 602 municipal bonds upgraded, far outnumbering the 114 downgrades, according to Moody's Investors Service.

  Second, the Federal Reserve slashed interest rates by a full percent in January -- a surprise 50-basis-point cut on January 3 and an additional 50-basis-point cut on January 31. A full-percentage-point reduction in one month is rare, and it intensified a decline in rates across the spectrum of maturities in the municipal market during the period. Overall, yields on 15- to 30-year bonds fell 35-38 basis points, five-year bonds declined 59 basis points, and 10-year bond yields declined 40 basis points. Shorter maturities delivered solid performance, with two-year bond yields down 81 basis points. The yield curve steepened for shorter maturities and was stable for bonds of greater than 10-year maturity.

  Finally, the period was marked by extreme volatility in the equity market. The S&P 500 tumbled 18.03 percent during the six-month period, and the Nasdaq Composite lost nearly half its value. As investors scrambled to limit the damage, assets began to flow into bond funds, and performance of bonds in general was aided by increased demand. The funds' unmanaged benchmark, the Lehman Brothers Municipal Bond Index, rose 5.19 percent for the six-month period ended February 28, 2001.

Q     HOW WERE THE CALIFORNIA, FLORIDA, NEW YORK AND OHIO FUNDS POSITIONED TO
RESPOND?

A     Throughout the first half of the fiscal year, we focused on intermediate maturities (where we felt the yield curve offered the best value) and increasing call protection in a falling-interest-rate environment.

  Going into the fiscal year, long-term interest rates had declined significantly as a result of dwindling supply in the Treasury market and the federal government's debt buyback program, and investors also began to anticipate lower interest rates as the economy began to slow. For these reasons, intermediate-maturity bonds (those between 5 and 15 years) represented the best values in our opinion. And as we stated earlier, the intermediate part of the curve performed well relative to the long end of the curve during the last six months.

  As interest rates declined, call protection also became a factor. So, we aimed much of our trading at increasing the call protection of the portfolios to help lock in higher yields as long as possible. Overall, we were able to pick our spots well and boost the portfolios' call protection without giving up much in the way of income.

Q     CALIFORNIA HAS EXPERIENCED A POWER SUPPLY CRISIS IN RECENT MONTHS. HAS
THIS AFFECTED THE STATE'S MUNICIPAL BOND MARKET? HOW HAS KEMPER CALIFORNIA TAX-FREE INCOME FUND PERFORMED IN THIS ENVIRONMENT?

A     Yes, high power prices and the resulting political fallout has generated investor concern about California's municipal finances. Returns from California municipal securities were less than returns from other high-tax states for the six months ended February 28, 2001.

 STATE GO MUNICIPAL BOND YIELD CURVES AS OF 2/28/01

                       1 YEAR    3 YEARS    5 YEARS    10 YEARS    20 YEARS    30 YEARS
-------------------------------------------------------------------------------------------
    California          3.27%     3.51%      3.71%       4.23%       4.98%       5.13%
 ...........................................................................................
    Florida             3.40      3.69       3.90        4.42        5.10        5.18
 ...........................................................................................
    New York            3.51      3.78       4.00        4.52        5.21        5.29
 ...........................................................................................
    Ohio                3.38      3.66       3.87        4.38        5.07        5.15
 ...........................................................................................

SOURCE: BLOOMBERG BUSINESS NEWS. THE ABOVE CHART SHOWS THE VARIATION IN YIELD TO MATURITY OF GENERAL OBLIGATION BONDS WITHIN EACH STATE. IT IS NOT INTENDED TO REPRESENT THE CURRENT YIELD OF ANY KEMPER FUND.

  Kemper California Tax-Free Income Fund provided a total return of 4.41 percent for the six-month period ended February 28, 2001 (Class A shares unadjusted for sales

PERFORMANCE UPDATE

charges). This was less than the unmanaged Lehman Brothers Municipal Bond Index return of 5.19 percent (the index includes bonds from many states) and less than the unmanaged Lehman Brothers California Municipal Bond Index, which rose 4.58 percent. The fund's return for the six-month period was higher than the 4.35 percent average return for California-specific municipal bond funds, as compiled by Lipper, Inc.

  During the period, California lawmakers made it impossible for utilities to raise consumer prices, while exposing utilities to sharp fluctuations in short-term wholesale energy prices. As spot market power prices soared, utilities had to pay more to buy power from suppliers in other states than they could charge consumers, draining their balance sheets. The state stepped in to buy power on behalf of the utilities, causing Standard & Poor's to put the state of California's debt rating on a "negative outlook" after upgrading the state's debt in the fall. Between August 2000 and February 2001, California general obligation bond prices rose less than those of non-California bonds, which is unusual because of the state's high income tax rate. We are optimistic that California will eventually resolve the crisis, and, the power shortage may create buying opportunities for California municipal securities. One bright spot about the power troubles in California is that yields were at their most attractive level on a relative basis in more than a year.

Q     HOW DID KEMPER NEW YORK TAX-FREE INCOME FUND PERFORM FOR THE SIX MONTHS
ENDED FEBRUARY 28, 2001?

A     New York municipal bonds had an excellent six-month period. About 60 New
York State credits were upgraded, and the overall rating for the state rose from A to AA, as measured by Standard & Poor's. Our intermediate positioning helped the fund: Kemper New York Tax-Free Income Fund's return was 5.40 percent (Class A shares unadjusted for sales charges) versus the Lehman Brothers New York Municipal Bond Index return of 5.34 percent. Despite the bear market in Nasdaq stocks and financial problems at large upstate employers such as Rochester-based Xerox, the New York State economy has been good, and municipal governments have enjoyed budget surpluses. In high-tax New York City, property values have been rising, and this has helped increase government revenues, which has in turn brightened the city's credit quality.

Q     GOVERNMENT OPERATIONS IN SOME FLORIDA MUNICIPALITIES CAPTURED NATIONAL
ATTENTION DURING THE PAST SIX MONTHS. HOW DID KEMPER FLORIDA TAX-FREE INCOME FUND PERFORM DURING THIS PERIOD?

A     Kemper Florida Tax-Free Income Fund provided a total return of 5.24 percent (Class A shares unadjusted for sales charges) for the six-month period ended February 28, 2001. This outpaced the unmanaged Lehman Brothers Florida Municipal Bond Index return of 5.19 percent for the period. Florida, which depends more heavily on sales tax revenue than other states, continued to enjoy strong economic growth and a healthy tourism sector amid an especially nasty winter in many northern states.

Q     HOW DID KEMPER OHIO TAX-FREE INCOME FUND PERFORM FOR THE SIX-MONTH PERIOD
ENDED FEBRUARY 28, 2001?

A     Compared with the other states, Ohio has been quiet on the tax front. Our intermediate positioning and call protection strategies resulted in a 4.55 percent return (Class A shares unadjusted for sales charges) for Kemper Ohio Tax-Free Income Fund. Because of the nature of Ohio bond issuance and the relatively small size of the fund, maintaining a diversified portfolio proved challenging.

Q     DO YOU THINK A POSSIBLE REDUCTION IN FEDERAL INCOME TAX RATES LATER THIS
YEAR WILL AFFECT THE MUNICIPAL BOND MARKET?

A     We don't think the pending tax legislation in Congress would have a major effect on the attractiveness of municipal bonds. As of February 28, 2001, municipal bonds generally provide 86 percent of the yield of comparable-maturity Treasuries (10-year). Even people in the 15 percent tax bracket who invest in municipal bonds have the potential to benefit on an after-tax basis versus taxable bonds. Therefore, even if a tax reform package should reduce the 39 percent rate to 33 percent, or the 31 percent rate to 28 percent, municipal bonds are still an attractive investment.

PERFORMANCE UPDATE

 STATE ECONOMIC AND BOND MARKET SNAPSHOT (DATA AS OF 2/28/01)

                                                   10-YEAR
                                    GO BOND     GO BOND YIELD     UNEMPLOYMENT RATE   REGIONAL CONSUMER
                                    RATING    2/28/01   8/31/00     AS OF 1/31/01     PRICES SINCE 1983
    CALIFORNIA                       Aa2/AA    4.23%     4.65%           4.5%               +84.1%
 ...........................................................................................................
    FLORIDA                         Aa2/AA+    4.42      4.80            3.8                +69.5
 ...........................................................................................................
    NEW YORK                          A2/AA    4.52      4.78            4.2                +84.9
 ...........................................................................................................
    OHIO                            Aa1/AA+    4.38      4.89            4.1                +71.3
 ...........................................................................................................

SOURCES: BLOOMBERG BUSINESS NEWS, MOODY'S INVESTORS SERVICE, STANDARD & POOR'S, U.S. DEPARTMENT OF LABOR.

YIELDS AND RATINGS SHOWN ARE NOT INTENDED TO REPRESENT THE YIELDS OR AVERAGE QUALITY OF ANY KEMPER FUND. CALIFORNIA CONSUMER PRICES ARE FOR THE SAN FRANCISCO AREA. KEMPER NEW YORK TAX-FREE INCOME FUND'S INCOME STREAM IS TRIPLE TAX-EXEMPT FROM CITY, STATE AND FEDERAL TAXES.

Q     MANY ECONOMISTS ARE ANTICIPATING AN ECONOMIC SLOWDOWN FOR 2001. WHAT'S
YOUR OUTLOOK FOR THE MUNICIPAL BOND MARKET SHOULD THIS OCCUR?

A     We think municipal bonds should continue to be attractive in an economic slowdown. Versus most corporate bonds, municipal bonds generally offer investors more solid credit characteristics. A recent Moody's report notes that a brisk pace of economic growth was not the sole factor leading to the credit upgrades we saw last year. Prudent fiscal management and greater diversification of state economies also helped to improve credit quality. So, while some municipal bonds may get downgraded in the wake of a prolonged slowdown, we do not think they are as likely to be affected by a recession as similar-grade corporate bonds.

 CURRENT STATE INCOME TAX RATES

FOR TAXPAYERS IN THE 39.6% FEDERAL BRACKET

                                                                                       RANKING AMONG STATES
                                                                    HIGHEST RATE      (1 = HIGHEST TAX RATE)
    CALIFORNIA                                                         9.30%                    4TH
 ..................................................................................................................
    FLORIDA                                                             NONE                     --
 ..................................................................................................................
    NEW YORK                                                           6.85%                   16TH
 ..................................................................................................................
    OHIO                                                               7.23%                   15TH
 ..................................................................................................................

SOURCE: BLOOMBERG BUSINESS NEWS. RATES MAY BE AFFECTED BY PAYMENT OF THE ALTERNATIVE MINIMUM TAX. WHILE FLORIDA HAS NO STATE INCOME TAX, IT HAS A GRADUATED INTANGIBLES TAX BASED ON ASSET VALUES. NEW YORK TAX RATE AND RELATIVE TAX BURDEN ARE HIGHER IN NEW YORK CITY, WHICH HAS ITS OWN INCOME TAX.

TERMS TO KNOW

BOND RATING A grade assigned by a credit-rating agency to a corporate or municipal debt security, based on the borrower's expected ability to repay. The higher the grade, the lower the interest rate a borrower will usually pay. The two major credit-rating firms are Moody's Investors Service, Inc. and Standard & Poor's.

CALL PROTECTION Many long-term municipal bonds have a provision that allows them to be "called" by the issuer, or paid off well ahead of the maturity date. Issuers typically will call a bond when interest rates have declined, as they can reissue the debt at lower rates and thus save a substantial amount of money (much as a home owner will refinance a mortgage when mortgage rates drop). When a manager increases call protection, he or she is buying bonds with call dates further in the future, thus protecting the portfolio from having a large number of bonds called, which would reduce the fund's earning power.

REVENUE BOND INDEX (RBI) The RBI is the average yield on 25 revenue bonds with 30-year maturities generally rated single "A," compiled by THE BOND BUYER, a daily newspaper that reports on the municipal bond market.

YIELD CURVE A graphic representation of the bond yields of varying maturities at a particular instant in time. Normally, long-maturity bonds yield more than short-maturity bonds, leading to a positively sloped yield curve. A "steepening" yield curve means that the difference between short rates and long rates has increased. A flat yield curve means that short and long bonds have similar yields. An inverted yield curve means that short bonds are yielding more than long bonds. Fund managers use the yield curve to spot inconsistencies and opportunities among bonds of differing maturities, and to anticipate what the market expects in the future.

PORTFOLIO STATISTICS

KEMPER CALIFORNIA TAX-FREE INCOME FUND

          PORTFOLIO COMPOSITION*         ON 2/28/01              ON 8/31/00
    REVENUE BONDS                            66%                     69%
 ..................................................................................
    U.S. GOVERNMENT SECURED                  15                      15
 ..................................................................................
    GENERAL OBLIGATION BONDS                 19                      16
----------------------------------------------------------------------------------
                                            100%                    100%

[PIE CHART] [PIE CHART]

                  QUALITY                ON 2/28/01              ON 8/31/00
    AAA                                      61%                     63%
 ..................................................................................
    AA                                       12                       7
 ..................................................................................
    A                                         6                      10
 ..................................................................................
    BBB                                      11                      10
 ..................................................................................
    NOT RATED                                10                      10
----------------------------------------------------------------------------------
                                            100%                    100%

[PIE CHART] [PIE CHART]

             YEARS TO MATURITY           ON 2/28/01              ON 8/31/00
    1-10 YEARS                               60%                     54%
 ..................................................................................
    11-20 YEARS                              32                      36
 ..................................................................................
    21+ YEARS                                 8                      10
----------------------------------------------------------------------------------
                                            100%                    100%

[PIE CHART] [PIE CHART]

                                         ON 2/28/01              ON 8/31/00
    AVERAGE MATURITY                     9.8 years               10.5 years
 ..................................................................................
    AVERAGE DURATION                     7.4 years               7.4 years
----------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

CALIFORNIA TAX-FREE INCOME FUND
Portfolio of Investments at February 28, 2001 (Unaudited)

                  ISSUER                                                        PRINCIPAL AMOUNT      VALUE
SHORT-TERM MUNICIPAL INVESTMENTS--2.0%
-------------------------------------------------------------------------------------------------------------------
                  Irvine Ranch, CA, Water District, Conservation District,
                    Variable Rate Demand Note, 1.65%, 05/01/2009***               $ 5,500,000      $  5,500,000
                  -------------------------------------------------------------------------------------------------
                  Irvine Ranch, CA, Water District, General Obligation,
                    Variable Rate Demand Note, 1.5%, 04/01/2033***                  5,000,000         5,000,000
                  -------------------------------------------------------------------------------------------------
                  Orange County, CA, Improvement Bond, Variable Rate Demand
                    Note, 1.45%, 09/02/2018***                                      5,000,000         5,000,000
                  -------------------------------------------------------------------------------------------------
                  TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
                  (Cost $15,500,000)                                                                 15,500,000
                  -------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL INVESTMENTS--98.0%
-------------------------------------------------------------------------------------------------------------------
                  Benicia, CA, Unified School District, General Obligation,
                    Series A:
                    zero coupon, 08/01/2017                                         1,735,000           753,233
                    zero coupon, 08/01/2018                                         1,510,000           615,718
                  -------------------------------------------------------------------------------------------------
                  Big Bear Lake, CA, Water Revenue:
                    Rites-PA 597A, Inverse Floater, 10.262%, 04/01/2015* (c)        1,700,000         2,241,348
                    Rites-PA 597A, Inverse Floater, 10.244%, 04/01/2022*            6,750,000         8,678,542
                  -------------------------------------------------------------------------------------------------
                  Burbank, CA, Unified School District, General Obligation,
                    Series B:
                    zero coupon, 08/01/2011 (c)                                     1,250,000           791,238
                    zero coupon, 08/01/2012 (c)                                     1,500,000           895,635
                    zero coupon, 08/01/2013 (c)                                     3,225,000         1,809,612
                    zero coupon, 08/01/2014 (c)                                     3,000,000         1,585,920
                  -------------------------------------------------------------------------------------------------
                  California Educational Facilities Authority, University of
                    San Diego, Revenue, zero coupon, 10/01/2014 (c)                 1,470,000           770,971
                  -------------------------------------------------------------------------------------------------
                  California Educational Facilities Authority, University of
                    San Francisco, Revenue, 6.000%, 10/01/2016 (c)                  6,640,000         7,368,541
                  -------------------------------------------------------------------------------------------------
                  California Educational Facilities Authority, Mills College,
                    Revenue, Prerefunded 09/01/2002, 6.875%, 09/01/2022 (b)         1,775,000         1,905,782
                  -------------------------------------------------------------------------------------------------
                  California Educational Facilities Authority, Revenue, zero
                    coupon, 10/01/2024 (c)                                          2,500,000           708,775
                  -------------------------------------------------------------------------------------------------
                  California Health Facilities Finance Authority, Adventist
                    Health System West, Revenue, Series B:
                    6.500%, 03/01/2007 (c)                                          3,750,000         3,834,750
                    6.500%, 03/01/2011 (c)                                          2,000,000         2,045,200
                  -------------------------------------------------------------------------------------------------
                  California Health Facilities Finance Authority, Insured
                    Health Facilities, Small Facilities Loan, Revenue, Series
                    A, 6.700%, 03/01/2011                                           1,200,000         1,252,944
                  -------------------------------------------------------------------------------------------------
                  California Health Facilities Finance Authority, Southern
                    California Presbyterian, Revenue, Prerefunded 06/01/2001,
                    6.700%, 06/01/2011(b)                                           2,000,000         2,057,740
                  -------------------------------------------------------------------------------------------------
                  California Housing Finance Agency, Home Mortgage Revenue,
                    Series F-1, 6.875%, 08/01/2015                                 10,905,000        11,407,393
                  -------------------------------------------------------------------------------------------------
                  California Pollution Control Financing Authority, Solid
                    Waste Disposal Revenue, Canadian Fibre of Riverside
                    Project, Series 1997 A, AMT, 9.000%, 07/01/2019                 6,750,000         3,510,000
                  -------------------------------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                  ISSUER                                                        PRINCIPAL AMOUNT      VALUE
                  California Resource Efficiency Financing Authority, Capital
                    Improvements Program, Certificates of Participation:
                    6.000%, 04/01/2012 (c)                                        $ 1,685,000      $  1,945,990
                    5.500%, 04/01/2017 (c)                                          1,285,000         1,353,027
                  -------------------------------------------------------------------------------------------------
                  California State Colleges and Universities, Housing System,
                    Revenue:
                    5.650%, 11/01/2012 (c)                                          8,110,000         8,758,719
                    5.700%, 11/01/2013 (c)                                          5,000,000         5,386,950
                  -------------------------------------------------------------------------------------------------
                  California State General Obligation Unlimited:
                    5.500%, 12/01/2011                                              7,410,000         8,253,406
                    5.500%, 03/01/2014                                              8,000,000         8,570,240
                  -------------------------------------------------------------------------------------------------
                  California State Public Works Board, Department of
                    Corrections, Lease Revenue, Series A:
                    7.400%, 09/01/2010                                              3,365,000         4,211,298
                    5.750%, 01/01/2012 (c)                                          5,145,000         5,587,933
                  -------------------------------------------------------------------------------------------------
                  California Statewide Communities Development Authority,
                    Cedars-Sinai Medical Center, Certificates of
                    Participation, 6.500%, 08/01/2012                              20,205,000        22,862,968
                  -------------------------------------------------------------------------------------------------
                  California Statewide Communities Development Authority,
                    The Internext Group, Certificates of Participation:
                    5.375%, 04/01/2017                                              1,000,000           959,400
                    5.375%, 04/01/2030                                             18,000,000        16,563,780
                  -------------------------------------------------------------------------------------------------
                  Carlsbad, CA, Unified School District, General Obligation,
                    zero coupon, 11/01/2018 (c)                                     3,050,000         1,232,017
                  -------------------------------------------------------------------------------------------------
                  Carson, CA, Redevelopment Agency, Redevelopment Project No.
                    1, Tax Allocation, Series B, 6.000%, 10/01/2016                 3,350,000         3,478,104
                  -------------------------------------------------------------------------------------------------
                  Central Valley, CA, Financing Authority, Cogeneration
                    Project, Revenue, Prerefunded 07/01/2003, 6.100%,
                    07/01/2013 (b)                                                  8,700,000         9,396,087
                  -------------------------------------------------------------------------------------------------
                  Concord, CA, Redevelopment Agency, Tax Allocation, Series 3,
                    8.000%, 07/01/2018 (c)                                             40,000            40,588
                  -------------------------------------------------------------------------------------------------
                  Contra Costa County, CA, GNMA Mortgage Backed Securities
                    Program, Home Mortgage, Revenue, ETM, 7.750%, 05/01/2022**      2,715,000         3,519,210
                  -------------------------------------------------------------------------------------------------
                  Corona, CA, Community Facilities District, Special Tax,
                    Series 90-1-A, 5.500%, 09/01/2015 (c)                           9,240,000        10,242,725
                  -------------------------------------------------------------------------------------------------
                  Corona-Norco, CA, Unified School District Public Financing
                    Authority, Community Facilities District, Special Tax
                    Revenue, Series A, 5.750%, 09/01/2014 (c)                       2,750,000         2,980,862
                  -------------------------------------------------------------------------------------------------
                  El Dorado County, CA, Public Agency Financing Authority,
                    Revenue, 5.600%, 02/15/2012 (c)                                 6,000,000         6,484,140
                  -------------------------------------------------------------------------------------------------
                  Emeryville, CA, Public Financing Authority, Redevelopment
                    Project, Revenue, Series A:
                    6.500%, 05/01/2021                                              6,315,000         6,519,353
                    Prerefunded 05/01/2002, 6.500%, 05/01/2021 (b)                  3,940,000         4,167,850
                  -------------------------------------------------------------------------------------------------
                  Escondido, CA, Unified High School District, General
                    Obligation:
                    zero coupon, 05/01/2015 (c)                                     3,165,000         1,592,438
                    zero coupon, 05/01/2016 (c)                                     3,335,000         1,570,418
                    zero coupon, 11/01/2017 (c)                                     5,500,000         2,388,540
                    ETM, zero coupon, 11/01/2020** (c)                              7,000,000         2,513,070
                  -------------------------------------------------------------------------------------------------
                  Fontana, CA, Public Financing Authority, Tax Allocation
                    Revenue, 7.050%, 09/01/2021                                     3,900,000         4,050,969
                  -------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                  ISSUER                                                        PRINCIPAL AMOUNT      VALUE
                  Foothill-DeAnza, CA, Community College, General Obligation:
                    6.000%, 08/01/2012                                            $ 1,610,000      $  1,850,566
                    6.000%, 08/01/2013                                              1,105,000         1,260,816
                  -------------------------------------------------------------------------------------------------
                  Foothill-DeAnza, CA, Community College, De-Anza Campus
                    Center Project, Certificates of Participation:
                    Prerefunded 09/01/2003, 7.350%, 03/01/2007 (b)                  1,360,000         1,465,386
                    Prerefunded 06/01/2001, 7.875%, 06/01/2021 (b)                  3,950,000         4,076,439
                  -------------------------------------------------------------------------------------------------
                  Foothill/Eastern Corridor Agency, CA, Toll Road Revenue,
                    Capital Appreciation:
                    zero coupon, 01/15/2017 (c)                                     4,500,000         1,910,250
                    zero coupon, 01/15/2018 (c)                                     6,250,000         2,488,375
                    zero coupon, 01/15/2020 (c)                                     1,500,000           997,980
                    zero coupon, 01/15/2025                                        10,000,000         2,356,600
                    zero coupon, 01/15/2026                                         3,750,000         2,230,275
                  -------------------------------------------------------------------------------------------------
                  Foothill/Eastern Corridor Agency, CA, Toll Road Revenue,
                    Series A:
                    Prerefunded 01/01/2010, 6.000%, 01/01/2016 (b)                 11,000,000        12,610,950
                    Prerefunded 01/01/2007, 6.500%, 01/01/2032 (b)                 10,000,000        11,466,800
                    Prerefunded 01/01/2007, 6.000%, 01/01/2034 (b)                  3,350,000         3,755,920
                  -------------------------------------------------------------------------------------------------
                  Foothill/Eastern Corridor Agency, CA, Toll Road Revenue:
                    ETM, zero coupon, 01/01/2014**                                  2,000,000         1,095,180
                    ETM, zero coupon, 01/01/2018**                                 10,000,000         4,257,500
                    ETM, zero coupon, 01/01/2020** (c)                              5,000,000         1,874,650
                  -------------------------------------------------------------------------------------------------
                  Fresno, CA, Health Facilities Authority, Holy Cross Health
                    System, Revenue:
                    Prerefunded 06/01/2002, 6.500%, 06/01/2011 (b)                  1,500,000         1,590,225
                    Prerefunded 06/01/2002, 6.625%, 06/01/2021 (b)                  2,000,000         2,123,880
                  -------------------------------------------------------------------------------------------------
                  Fresno, CA, Unified School District, General Obligation,
                    Series A, 6.400%, 08/01/2016 (c)                                2,000,000         2,406,840
                  -------------------------------------------------------------------------------------------------
                  Hawthorne, CA, Community Redevelopment Agency, Redevelopment
                    Project Area 2, Tax Allocation, 6.625%, 09/01/2014              2,000,000         2,117,780
                  -------------------------------------------------------------------------------------------------
                  Hollister, CA, Joint Powers Financing Authority, Sewer
                    System Improvement Project, Revenue, 5.750%, 12/01/2011         3,815,000         3,933,685
                  -------------------------------------------------------------------------------------------------
                  Inglewood, CA, Civic Center Improvement Project,
                    Certificates of Participation:
                    7.000%, 08/01/2011                                              2,500,000         2,589,700
                    7.000%, 08/01/2019                                              5,200,000         5,386,576
                    6.500%, 08/01/2021                                              1,825,000         1,886,740
                  -------------------------------------------------------------------------------------------------
                  Inglewood, CA, Public Financing Authority, Revenue:
                    Series B, Prerefunded 05/01/2002, 7.000%, 05/01/2022 (b)        7,990,000         8,425,295
                    Series C, Prerefunded 05/01/2002, 7.000%, 05/01/2022 (b)          890,000           942,074
                  -------------------------------------------------------------------------------------------------
                  Kern, CA, High School District, General Obligation, Series
                    A, 6.400%, 08/01/2012 (c)                                       3,095,000         3,691,499
                  -------------------------------------------------------------------------------------------------
                  Laguna Salada, CA, Unified School District, General
                    Obligation, Series B:
                    zero coupon 08/01/2019 (c)                                      2,765,000         1,055,622
                    zero coupon 08/01/2020 (c)                                      2,000,000           719,220
                  -------------------------------------------------------------------------------------------------
                  Las Virgenes, CA, Unified School District, General
                    Obligation, Series A:
                    zero coupon, 11/01/2013 (c)                                     2,150,000         1,192,454
                    zero coupon, 11/01/2014                                         1,050,000           548,520
                    zero coupon, 11/01/2015                                         1,275,000           626,140
                  -------------------------------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                  ISSUER                                                        PRINCIPAL AMOUNT      VALUE
                  Lemon Grove, CA, Community Development Agency, Lemon Grove
                    Redevelopment Project, Tax Allocation:
                    Prerefunded 08/01/2002, 6.650%, 08/01/2006 (b)                $   250,000      $    266,855
                    Prerefunded 08/01/2002, 6.900%, 08/01/2020 (b)                  2,250,000         2,409,930
                  -------------------------------------------------------------------------------------------------
                  Long Beach, CA, Harbor Revenue:
                    Series A, 7.850%, 05/15/2016                                   12,570,000        13,352,357
                    Series A, 6.000%, 05/15/2018 (c)                                4,000,000         4,514,840
                    Rites-PA 651A, Inverse Floater, 10.215%, 05/15/2016*(c)         4,215,000         5,381,122
                    Rites-PA 651B, Inverse Floater, 10.215%, 05/15/2019*(c)         5,300,000         6,617,951
                  -------------------------------------------------------------------------------------------------
                  Los Angeles, CA, Harbor Department Revenue, Series B,
                    6.250%, 08/01/2026 (c)                                          2,320,000         2,482,493
                  -------------------------------------------------------------------------------------------------
                  Los Angeles, CA, Unified School District:
                    5.625%, 07/01/2015 (c)                                          4,115,000         4,476,091
                    5.625%, 07/01/2016 (c)                                         10,655,000        11,505,482
                    5.625%, 07/01/2017 (c)                                          3,500,000         3,754,590
                    5.625%, 07/01/2018 (c)                                          4,990,000         5,325,677
                    5.000%, 07/01/2021 (c)                                         14,000,000        13,901,860
                  -------------------------------------------------------------------------------------------------
                  Los Angeles, CA, Unified School District:
                    Rites-PA 589A, Inverse Floater, 10.244%, 07/01/2012*            3,170,000         4,169,152
                    Rites-PA 589B, Inverse Floater, 10.244%, 07/01/2013*            1,485,000         1,962,888
                    Rites-PA 589C, Inverse Floater, 10.244%, 07/01/2014*            2,910,000         3,870,678
                    Rites-PA 589D, Inverse Floater, 10.244%, 07/01/2015*            3,560,000         4,707,922
                  -------------------------------------------------------------------------------------------------
                  Los Angeles, CA, Convention and Exhibition Center Authority,
                    Certificates of Participation, Prerefunded 12/01/2005,
                    9.000%, 12/01/2020 (b)                                          1,000,000         1,237,330
                  -------------------------------------------------------------------------------------------------
                  Los Angeles, CA, Department of Airports, Ontario
                    International Airport, Revenue, Series A, 5.900%,
                    05/15/2012 (c)                                                  3,290,000         3,524,281
                  -------------------------------------------------------------------------------------------------
                  Los Banos, CA, Certificates of Participation, 6.000%,
                    12/01/2019                                                      2,100,000         2,134,020
                  -------------------------------------------------------------------------------------------------
                  Lucia Mar, CA, Unified School District, General Obligation,
                    Series A, zero coupon, 08/01/2016 (c)                           1,000,000           465,090
                  -------------------------------------------------------------------------------------------------
                  M-S-R Public Power Agency, San Juan Project, Revenue, Series
                    D,
                    ETM, 6.750%, 07/01/2020**                                       2,000,000         2,429,100
                  -------------------------------------------------------------------------------------------------
                  Martinez, CA, Home Mortgage Revenue,
                    ETM, 10.375%, 02/01/2002**                                         20,000            20,902
                  -------------------------------------------------------------------------------------------------
                  Merced, CA, Unified School District, General Obligation,
                    Series A, zero coupon, 08/01/2014 (c)                           2,045,000         1,081,069
                  -------------------------------------------------------------------------------------------------
                  Metropolitan Water District of Southern California,
                    Waterworks Revenue:
                    Series B, 5.250%, 03/01/2017                                    7,400,000         7,717,534
                    Series A, 5.750%, 07/01/2021                                    2,000,000         2,221,320
                    Series A, 4.750%, 07/01/2022                                    5,000,000         4,740,650
                  -------------------------------------------------------------------------------------------------
                  Modesto, CA, Irrigation District Financing Authority,
                    Revenue, Series A, 6.000%, 10/01/2015                           7,000,000         7,657,440
                  -------------------------------------------------------------------------------------------------
                  Montebello, CA, Unified School District, General Obligation:
                    zero coupon, 08/01/2012 (c)                                     1,890,000         1,128,500
                    zero coupon, 08/01/2013 (c)                                     1,945,000         1,091,378
                  -------------------------------------------------------------------------------------------------
                  Moreno Valley, CA, Towngate Community Facilities District,
                    Special Tax:
                    6.500%, 12/01/2009                                              3,670,000         3,817,718
                    7.125%, 10/01/2023                                              2,810,000         2,869,909
                  -------------------------------------------------------------------------------------------------
                  Murrieta Valley, CA, Unified School District, General
                    Obligation, Series A, zero coupon, 09/01/2016 (c)               2,500,000         1,150,925
                  -------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

                  ISSUER                                                        PRINCIPAL AMOUNT      VALUE
                  Northern California Power Agency, Public Power Revenue,
                    Prerefunded 01/01/2016, 7.000%, 07/01/2016 (b)                $   210,000      $    261,820
                  -------------------------------------------------------------------------------------------------
                  Oakland, CA, Housing Finance Revenue, 7.100%, 01/01/2010            885,000           908,594
                  -------------------------------------------------------------------------------------------------
                  Oakland, CA, Port Revenue, 5.625%, 11/01/2011 (c)                 9,260,000        10,163,128
                  -------------------------------------------------------------------------------------------------
                  Orange County, CA, Recovery Certificates of Participation,
                    6.000%, 07/01/2026 (c)                                         13,000,000        14,091,740
                  -------------------------------------------------------------------------------------------------
                  Palmdale, CA, School District, School Building Project,
                    Certificates of Participation, zero coupon, 10/01/2019          1,420,000           537,427
                  -------------------------------------------------------------------------------------------------
                  Pleasanton, CA, Joint Power Financing, Series A, 6.150%,
                    09/02/2012                                                      8,775,000         9,222,174
                  -------------------------------------------------------------------------------------------------
                  Puerto Rico Commonwealth, General Obligation, 6.500%,
                    07/01/2015 (c)                                                  4,000,000         4,821,840
                  -------------------------------------------------------------------------------------------------
                  Puerto Rico Commonwealth Highway and Transportation
                    Authority, Highway Revenue:
                    Series Z, 6.250%, 07/01/2016                                      750,000           881,880
                    Series Z, 6.000%, 07/01/2018                                    7,250,000         8,288,852
                  -------------------------------------------------------------------------------------------------
                  Puerto Rico Commonwealth Highway and Transportation
                    Authority, Highway Revenue:
                    Inverse Floater, 10.530%, 08/11/2010* (c)                       3,610,000         4,920,286
                    Inverse Floater, 10.530%, 03/09/2012* (c)                       2,825,000         3,838,130
                  -------------------------------------------------------------------------------------------------
                  Puerto Rico Commonwealth Highway and Transportation
                    Authority, Transportation Revenue, Series A,
                    5.500%, 07/01/2014 (c)                                          5,000,000         5,531,600
                  -------------------------------------------------------------------------------------------------
                  Puerto Rico Commonwealth, Infrastructure Financing
                    Authority, Series A, ETM, 5.500%, 10/01/2020**                  1,500,000         1,598,505
                  -------------------------------------------------------------------------------------------------
                  Puerto Rico Commonwealth, Inverse Floater, Rites-PA 620 B,
                    10.244%, 07/01/2014* (c)                                        3,500,000         4,601,485
                  -------------------------------------------------------------------------------------------------
                  Puerto Rico Electric Power Authority:
                    5.750%, 07/01/2014                                              6,250,000         6,980,250
                    5.750%, 07/01/2016                                              5,000,000         5,507,050
                  -------------------------------------------------------------------------------------------------
                  Puerto Rico Industrial Tourist Educational, Medical &
                    Environmental Central Facilities, University Plaza
                    Project, Series A:
                    5.625%, 07/01/2014 (c)                                          2,075,000         2,273,681
                    5.625%, 07/01/2015 (c)                                          2,190,000         2,383,925
                    5.625%, 07/01/2016 (c)                                          2,215,000         2,395,301
                    5.625%, 07/01/2017 (c)                                          2,345,000         2,521,086
                  -------------------------------------------------------------------------------------------------
                  Puerto Rico Municipal Finance Authority:
                    Rites-PA 645B, Inverse Floater, 9.764%, 08/01/2013* (c)         1,250,000         1,533,513
                    Rites-PA 645C, Inverse Floater, 10.014%, 08/01/2014* (c)        2,500,000         3,084,525
                    Rites-PA 645D, Inverse Floater, 10.264%, 08/01/2015* (c)        1,000,000         1,240,780
                  -------------------------------------------------------------------------------------------------
                  Redondo Beach, CA, Public Financing Authority, South Bay
                    Center Redevelopment Project, Revenue:
                    7.000%, 07/01/2016                                              1,000,000         1,084,700
                    7.125%, 07/01/2026                                              2,000,000         2,164,380
                  -------------------------------------------------------------------------------------------------
                  Reedley, CA, Sierra View Homes Project, Certificates of
                    Participation, Prerefunded 03/01/2001, 7.600%, 03/01/2021
                    (b)                                                             3,740,000         3,816,146
                  -------------------------------------------------------------------------------------------------
                  Sacramento, CA, City Financing Authority Lease Revenue,
                    Series A, 5.400%, 11/01/2020 (c)                                5,000,000         5,342,500
                  -------------------------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                  ISSUER                                                        PRINCIPAL AMOUNT      VALUE
                  Sacramento, CA, City Financing Authority, Convention Center
                    Hotel, Revenue, Series A, 6.250%, 01/01/2030                  $10,000,000      $  9,872,600
                  -------------------------------------------------------------------------------------------------
                  Sacramento, CA, Cogeneration Authority, Procter & Gamble
                    Project, Revenue:
                    6.375%, 07/01/2010                                              2,300,000         2,477,721
                    Prerefunded 07/01/2005, 6.375%, 07/01/2010 (b)                  2,700,000         3,057,021
                    Prerefunded 07/01/2005, 6.500%, 07/01/2021 (b)                  7,750,000         8,813,533
                  -------------------------------------------------------------------------------------------------
                  Sacramento, CA, Municipal Utility District, Electric
                    Revenue:
                    Series A, 6.200%, 08/15/2006 (c)                                1,000,000         1,058,080
                    Series G, 6.500%, 09/01/2013 (c)                                1,270,000         1,537,437
                    Series K, 5.750%, 07/01/2018 (c)                                5,170,000         5,798,724
                  -------------------------------------------------------------------------------------------------
                  Sacramento, CA, Power Authority Cogeneration Project,
                    Revenue, 6.000%, 07/01/2022 (c)                                 5,000,000         5,349,650
                  -------------------------------------------------------------------------------------------------
                  Sacramento County, CA, Community Facilities District Number
                    1, Special Tax:
                    5.500%, 12/01/2010                                              1,090,000         1,134,058
                    6.000%, 09/01/2011                                                850,000           908,624
                    6.125%, 09/01/2014                                                605,000           639,461
                    6.300%, 09/01/2021                                              1,500,000         1,554,375
                  -------------------------------------------------------------------------------------------------
                  Saddleback Valley Unified School District, Public Financing
                    Authority, Special Tax Revenue, Series 1997A, 6.000%,
                    09/01/2014 (c)                                                  1,195,000         1,394,147
                  -------------------------------------------------------------------------------------------------
                  Salinas, CA, Capital Improvement Projects, Certificates of
                    Participation, Series A, 5.625%, 10/01/2017                     2,000,000         2,065,880
                  -------------------------------------------------------------------------------------------------
                  San Bernardino County, CA, West Valley Detention Center,
                    Certificates of Participation, 6.500%, 11/01/2012 (c)           8,000,000         8,541,040
                  -------------------------------------------------------------------------------------------------
                  San Bernardino, CA, School Health Care System, Sisters of
                    Charity, Revenue, Series A, Prerefunded 07/01/2001,
                    7.000%, 07/01/2011 (b)                                          5,000,000         5,164,900
                  -------------------------------------------------------------------------------------------------
                  San Bruno Park, CA, School District, General Obligation:
                    zero coupon, 08/01/2014                                         1,010,000           533,926
                    zero coupon, 08/01/2016                                         1,000,000           465,090
                    zero coupon, 08/01/2017                                         1,000,000           435,540
                    zero coupon, 08/01/2019                                         1,100,000           419,958
                  -------------------------------------------------------------------------------------------------
                  San Diego, CA, Detention Facility, Certificates of
                    Participation, Revenue, 8.000%, 06/01/2002                      2,725,000         2,802,227
                  -------------------------------------------------------------------------------------------------
                  San Diego, CA, Redevelopment Agency, Horton Project, Tax
                    Allocation, Series B, 6.625%, 11/01/2017                        2,000,000         2,335,520
                  -------------------------------------------------------------------------------------------------
                  San Diego, CA, Unified School District, Election of 1998:
                    Series B, 6.050%, 07/01/2018 (c)                                  770,000           901,447
                    Series B, 6.000%, 07/01/2019 (c)                                1,000,000         1,156,530
                  -------------------------------------------------------------------------------------------------
                  San Francisco, CA, City and County Airport Commission,
                    International Airport Revenue:
                    Series 12-A, 5.700%, 05/01/2013                                 5,470,000         5,787,916
                    Series 12-A, 5.700%, 05/01/2014                                 6,795,000         7,158,397
                  -------------------------------------------------------------------------------------------------
                  San Francisco, CA, City and County Airports:
                    Rites-PA 662H, Inverse Floater, 9.735%, 05/01/2007*             1,445,000         1,727,396
                    Rites-PA 662I, Inverse Floater, 9.715%, 05/01/2010*             1,535,000         1,815,629
                    Rites-PA 662D, Inverse Floater, 10.389%, 05/01/2010*            1,445,000         1,682,096
                    Rites-PA 662C, Inverse Floater, 10.237%, 05/01/2015*            1,365,000         1,614,549
                    Rites-PA 662A, Inverse Floater, 10.215%, 05/01/2015*            1,080,000         1,346,825
                    Rites-PA 662B, Inverse Floater, 9.715%, 05/01/2017*             1,285,000         1,536,128
                    Rites-PA 662G, Inverse Floater, 9.715%, 05/01/2018*             1,365,000         1,702,237
                  -------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                  ISSUER                                                        PRINCIPAL AMOUNT      VALUE
                  San Francisco, CA, City and County Redevelopment Agency,
                    George R. Moscone Convention Center, Lease Revenue,
                    6.750%, 07/01/2015                                            $ 2,200,000      $  2,447,522
                  -------------------------------------------------------------------------------------------------
                  San Joaquin Hills, CA, Transportation Corridor Agency, Toll
                    Road Revenue, Series A:
                    zero coupon, 01/15/2011 (c)                                     5,450,000         3,512,743
                    zero coupon, 01/15/2012 (c)                                    22,920,000        13,936,506
                    zero coupon, 01/15/2015 (c)                                    10,000,000         5,062,400
                    zero coupon, 01/15/2016 (c)                                     3,485,000         1,650,775
                    zero coupon, 01/15/2017 (c)                                     3,965,000         1,758,715
                    zero coupon, 01/15/2018 (c)                                     2,640,000         1,099,824
                    zero coupon, 01/15/2019 (c)                                     3,185,000         1,238,041
                    zero coupon, 01/15/2026 (c)                                    15,000,000         3,893,550
                  -------------------------------------------------------------------------------------------------
                  San Joaquin Hills, CA, Transportation Corridor Agency, Toll
                    Road Revenue, Senior Lien, ETM, zero coupon, 01/01/2014**       1,180,000           646,156
                  -------------------------------------------------------------------------------------------------
                  San Jose, CA, Redevelopment Agency, Tax Allocation, 4.750%,
                    08/01/2023 (c)                                                  5,300,000         5,002,246
                  -------------------------------------------------------------------------------------------------
                  San Jose, CA, Unified School District, General Obligation,
                    Series A:
                    zero coupon, 08/01/2015 (c)                                     2,570,000         1,277,496
                    zero coupon, 08/01/2017 (c)                                     1,350,000           587,979
                  -------------------------------------------------------------------------------------------------
                  San Ysidro, CA, School District, General Obligation, 6.125%,
                    08/01/2021 (c)                                                  1,400,000         1,603,952
                  -------------------------------------------------------------------------------------------------
                  Santa Cruz County, CA, Housing Authority, Multi-Family
                    Revenue, Series A, 7.750%, 07/01/2023                           2,000,000         2,043,320
                  -------------------------------------------------------------------------------------------------
                  Santa Margarita/Dana Point, CA, Improvement Districts,
                    Revenue, Series B:
                    7.250%, 08/01/2012 (c)                                          3,675,000         4,670,263
                    7.250%, 08/01/2013 (c)                                          3,400,000         4,348,022
                  -------------------------------------------------------------------------------------------------
                  Santaluz, CA, Community Facilities District No. 2, Special
                    Tax:
                    6.250%, 09/01/2021                                              1,000,000         1,010,350
                    6.375%, 09/01/2030                                              4,000,000         4,048,720
                  -------------------------------------------------------------------------------------------------
                  Snowline, CA, Joint Unified School District, Certificates of
                    Participation:
                    Prerefunded 07/01/2003, 6.300%, 07/01/2011 (b)                  2,500,000         2,711,200
                    6.400%, 07/01/2018                                              1,195,000         1,298,618
                  -------------------------------------------------------------------------------------------------
                  South Placer Wastewater Authority, CA, Wastewater Revenue,
                    Series A, 5.500%, 11/01/2014 (c)                                2,000,000         2,184,000
                  -------------------------------------------------------------------------------------------------
                  South San Francisco, CA, Capital Improvements Financing
                    Authority, South San Francisco Conference Center, Revenue,
                    6.125%, 09/01/2018                                              3,925,000         3,997,495
                  -------------------------------------------------------------------------------------------------
                  South Tahoe, CA, Joint Powers Finance Authority, Series A,
                    7.300%, 10/01/2007                                             10,000,000        10,081,900
                  -------------------------------------------------------------------------------------------------
                  Southern California Home Finance Authority, Single Family
                    Mortgage Revenue, Series A:
                    6.750%, 09/01/2022                                                475,000           485,716
                    7.350%, 09/01/2024                                                325,000           331,929
                  -------------------------------------------------------------------------------------------------
                  State of California, General Obligation:
                    5.750%, 05/01/2010                                              8,070,000         9,049,698
                    5.750%, 10/01/2010                                              8,000,000         9,007,360
                    6.600%, 02/01/2011 (c)                                          4,975,000         5,960,349
                    5.500%, 05/01/2011                                              5,465,000         6,049,318
                    5.875%, 10/01/2019                                             10,000,000        10,797,300
                  -------------------------------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                  ISSUER                                                        PRINCIPAL AMOUNT      VALUE
                  Stockton, CA, Community Facilities District, Brookside
                    Estates, Special Tax Revenue, 6.200%, 08/01/2015              $ 2,000,000      $  2,075,360
                  -------------------------------------------------------------------------------------------------
                  Sunnyvale, CA, Financing Authority, Wastewater, Refuse and
                    Sludge, Utilities Revenue, 6.300%, 10/01/2017 (c)               4,000,000         4,082,240
                  -------------------------------------------------------------------------------------------------
                  Tahoe Truckee, CA, Unified School District, General
                    Obligation, Series A, zero coupon, 08/01/2022 (c)               3,600,000         1,150,704
                  -------------------------------------------------------------------------------------------------
                  Temple City, CA, Unified School District, General
                    Obligation, Series A, zero coupon, 08/01/2015 (c)               1,250,000           621,350
                  -------------------------------------------------------------------------------------------------
                  Torrance, CA, Torrance Memorial Hospital Medical Center,
                    Revenue, 6.750%, 01/01/2012                                     4,720,000         4,726,230
                  -------------------------------------------------------------------------------------------------
                  Tustin, CA, Unified School District, 6.375%, 09/01/2035           2,000,000         2,045,880
                  -------------------------------------------------------------------------------------------------
                  Virgin Islands Public Finance Authority, Revenue, Series A,
                    6.500%, 10/01/2024                                              5,000,000         5,361,750
                  -------------------------------------------------------------------------------------------------
                  Washington Township, CA, Health Care, Revenue, 5.125%,
                    07/01/2023                                                      1,205,000         1,139,050
                  -------------------------------------------------------------------------------------------------
                  Westminster, CA, Redevelopment Agency, Tax Allocation
                    Revenue, Community Development, Project No. 1, Series A,
                    Prerefunded 08/01/2001, 7.300%, 08/01/2021 (b)                  2,500,000         2,594,025
                  -------------------------------------------------------------------------------------------------
                  Yosemite, CA, Community College District, Certificate of
                    Participation, Prerefunded 07/01/2001, 7.750%, 07/01/2011
                    (b)                                                             1,395,000         1,439,598
                  -------------------------------------------------------------------------------------------------
                  TOTAL LONG-TERM MUNICIPAL INVESTMENTS
                  (Cost $716,048,735)                                                               771,598,025
                  -------------------------------------------------------------------------------------------------
                  TOTAL INVESTMENTS PORTFOLIO--100.0%
                  (Cost $731,548,735) (a)                                                          $787,098,025
                  -------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

* Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which may exhibit added interest rate sensitivity compared to other bonds with similar maturities. These securities are shown at their rates as of February 28, 2001.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

*** Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market-rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

(a) The cost for federal income tax purposes was $731,548,735. At February 28, 2001, net unrealized appreciation for all securities based on tax cost was $55,549,290. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $59,864,280 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $4,314,990.

(b) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(c) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA, or MBIA/BIG.

AMT: Alternative Minimum Tax

 20 The accompanying notes are an integral part of the financial statements.

PORTFOLIO STATISTICS

KEMPER FLORIDA TAX-FREE INCOME FUND

          PORTFOLIO COMPOSITION*         ON 2/28/01              ON 8/31/00
    REVENUE BONDS                            81%                     79%
 ..................................................................................
    U.S. GOVERNMENT SECURED                  13                      13
 ..................................................................................
    GENERAL OBLIGATION BONDS                  6                       8
----------------------------------------------------------------------------------
                                            100%                    100%

[PIE CHART] [PIE CHART]

                  QUALITY                ON 2/28/01              ON 8/31/00
    AAA                                      67%                     69%
 ..................................................................................
    AA                                       10                       9
 ..................................................................................
    A                                         3                      10
 ..................................................................................
    BBB                                      12                       4
 ..................................................................................
    NOT RATED                                 8                       8
----------------------------------------------------------------------------------
                                            100%                    100%

[PIE CHART] [PIE CHART]

             YEARS TO MATURITY           ON 2/28/01              ON 8/31/00
    1-10 YEARS                               40%                     58%
 ..................................................................................
    11-20 YEARS                              53                      42
 ..................................................................................
    21+ YEARS                                 7                      --
----------------------------------------------------------------------------------
                                            100%                    100%

[PIE CHART] [PIE CHART]

                                         ON 2/28/01              ON 8/31/00
    AVERAGE MATURITY                     10.9 years              11.1 years
 ..................................................................................
    AVERAGE DURATION                     7.8 years               7.7 years
----------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

FLORIDA TAX-FREE INCOME FUND
Portfolio of Investments at February 28, 2001 (Unaudited)

                   ISSUER                                                       PRINCIPAL AMOUNT      VALUE
LONG-TERM MUNICIPAL INVESTMENTS--100%
--------------------------------------------------------------------------------------------------------------
                   Broward County, FL, Airport Systems Revenue, Series E,
                     5.250%, 10/01/2012 (c)                                        $1,000,000      $ 1,039,290
                   -------------------------------------------------------------------------------------------
                   Broward County, FL, Resource Recovery Waste Energy Company,
                     Revenue, 7.950%, 12/01/2008                                      725,000          742,944
                   -------------------------------------------------------------------------------------------
                   Charlotte County, FL, Utility Revenue, Prerefunded
                     10/01/2003, 6.750%, 10/01/2013 (b)                               250,000          274,227
                   -------------------------------------------------------------------------------------------
                   Dade County, FL, Certificate of Participation, Governmental
                     Leasing Corp., Series C, 9.000%, 04/01/2020                    1,025,000        1,055,822
                   -------------------------------------------------------------------------------------------
                   Dade County, FL, Aviation Revenue, Series B, 6.550%,
                     10/01/2013 (c)                                                 2,000,000        2,118,560
                   -------------------------------------------------------------------------------------------
                   Dade County, FL, Water and Sewer Revenue, 6.250%,
                     10/01/2011 (c)                                                   500,000          579,225
                   -------------------------------------------------------------------------------------------
                   Dade County, FL, Single Family Mortgage Revenue, Housing
                     Finance Authority, Series B, 7.250%, 09/01/2023                  255,000          260,314
                   -------------------------------------------------------------------------------------------
                   Dunedin, FL, Hospital Revenue, Mease Health Care,
                     Prerefunded 11/15/2001, 6.750%, 11/15/2011 (b)                   750,000          782,737
                   -------------------------------------------------------------------------------------------
                   Duval County, FL, Single Family Mortgage Revenue, Housing
                     Finance Authority, 7.250%, 07/01/2019 (c)                        225,000          231,757
                   -------------------------------------------------------------------------------------------
                   Escambia County, FL, Health Facilities Authority Revenue,
                     5.950%, 07/01/2020 (c)                                         1,000,000        1,091,100
                   -------------------------------------------------------------------------------------------
                   Escambia County, FL, Single Family Mortgage Revenue,
                     Housing Finance Authority, Series A, 6.900%, 04/01/2020          505,000          521,276
                   -------------------------------------------------------------------------------------------
                   Florida Department of Natural Resources, General Services
                     Revenue, Prerefunded 07/01/2001, 6.750%, 07/01/2013 (b)        1,000,000        1,031,440
                   -------------------------------------------------------------------------------------------
                   Florida Housing Finance Agency Revenue, 5.200%, 01/01/2031       1,995,000        2,044,237
                   -------------------------------------------------------------------------------------------
                   Fort Pierce, FL, Utilities, zero coupon, 10/01/2018 (c)          2,000,000          800,280
                   -------------------------------------------------------------------------------------------
                   Gainesville, FL Utilities System Revenue, Series B, 6.500%,
                     10/01/2010                                                     1,370,000        1,610,093
                   -------------------------------------------------------------------------------------------
                   Greater Orlando Aviation Authority, FL, Airport Facilities
                     Revenue, 5.750%, 10/01/2011 (c)                                1,690,000        1,855,147
                   -------------------------------------------------------------------------------------------
                   Highlands County, FL, Health Facilities Authority Revenue,
                     Adventist Health Systems, 5.250%, 11/15/2020                   1,500,000        1,303,620
                   -------------------------------------------------------------------------------------------
                   Hillsborough County, FL, Industrial Development Authority
                     Revenue, University Community Hospital Project: 6.500%,
                     08/15/2019 (c)                                                 1,000,000        1,189,530
                   5.625%, 08/15/2023                                               2,770,000        2,386,465
                   -------------------------------------------------------------------------------------------
                   Hillsborough County, FL, Single Family Mortgage Revenue,
                     Housing Finance Authority, Series A, 7.300%, 04/01/2022          210,000          214,362
                   -------------------------------------------------------------------------------------------
                   Hillsborough County, FL, Utility Revenue, Series A, 7.000%,
                     08/01/2014                                                     1,325,000        1,369,374
                   -------------------------------------------------------------------------------------------
                   Key West, FL, Utility Board Electricity Revenue, zero
                     coupon, 10/01/2014 (c)                                         4,975,000        2,568,045
                   -------------------------------------------------------------------------------------------
                   Marion County, FL, Hospital District Revenue, 5.625%,
                     10/01/2019                                                     1,000,000          995,380
                   -------------------------------------------------------------------------------------------

 22 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                   ISSUER                                                       PRINCIPAL AMOUNT      VALUE
                   Miami Beach, FL, Stormwater Revenue, 5.750%, 09/01/2017 (c)     $  725,000      $   778,534
                   -------------------------------------------------------------------------------------------
                   Miami-Dade County, FL, Series A, zero coupon, 10/01/2014
                     (c)                                                            2,000,000        1,005,360
                   -------------------------------------------------------------------------------------------
                   Nassau County, Amelia Island Care Center Project, Revenue,
                     9.750%, 01/01/2023                                               970,000        1,036,455
                   -------------------------------------------------------------------------------------------
                   North Broward County, FL, Hospital District Revenue,
                     6.000%, 01/15/2031                                               500,000          500,950
                   -------------------------------------------------------------------------------------------
                   North Miami, FL, Education Facilities Revenue, Johnson &
                     Wales University Project, Series A:
                     6.100%, 04/01/2013                                             1,285,000        1,319,618
                     6.125%, 04/01/2020                                             1,500,000        1,531,380
                   -------------------------------------------------------------------------------------------
                   Orange County, FL, Health Facilities Authority Revenue,
                     Orlando Regional Healthcare, Series A:
                     6.250%, 10/01/2016 (c)                                           880,000        1,016,268
                     6.250%, 10/01/2018 (c)                                           500,000          576,050
                   -------------------------------------------------------------------------------------------
                   Orange County, FL, Health Facilities Authority Revenue,
                     Orlando Regional Healthcare, Series A, ETM, 6.250%,
                     10/01/2016**                                                   2,120,000        2,460,981
                   -------------------------------------------------------------------------------------------
                   Orlando Fl. Capital Improvements, Revenue, Series A,
                     4.750%, 10/01/2022                                             1,600,000        1,495,744
                   -------------------------------------------------------------------------------------------
                   Orlando, FL, Expressway Authority Revenue, 6.500%,
                     07/01/2012 (c)                                                 1,000,000        1,184,390
                   -------------------------------------------------------------------------------------------
                   Orlando, FL, Utilities Commission Water and Electricity,
                     Revenue, 6.750%, 10/01/2017                                    3,000,000        3,606,060
                   -------------------------------------------------------------------------------------------
                   Orlando, FL, Special Assessment Revenue, Conroy Road
                     Interchange, Series A, 5.800%, 05/01/2026                      1,280,000        1,167,360
                   -------------------------------------------------------------------------------------------
                   Palm Beach County, FL, Solid Waste Authority Revenue,
                     Series A, zero coupon, 10/01/2013 (c)                          2,865,000        1,571,825
                   -------------------------------------------------------------------------------------------
                   Palm Beach County, FL, Criminal Justice Facilities Revenue,
                     7.200%, 06/01/2015 (c)                                           110,000          138,607
                   -------------------------------------------------------------------------------------------
                   Pensacola, FL, Health Facilities Revenue, Daughters of
                     Charity National Healthcare, 5.250%, 01/01/2011                2,200,000        2,294,556
                   -------------------------------------------------------------------------------------------
                   Pinellas County, FL, Pollution Control Revenue, Florida
                     Power Corporation, 7.200%, 12/01/2014                          2,000,000        2,056,740
                   -------------------------------------------------------------------------------------------
                   Puerto Rico Commonwealth, General Obligation Unlimited:
                     6.250%, 07/01/2013 (c)                                         1,850,000        2,185,738
                     zero coupon, 07/01/2017                                        1,500,000          663,960
                   -------------------------------------------------------------------------------------------
                   Puerto Rico Commonwealth, Inverse Floater, 10.244%,
                     07/01/2016* (c)                                               1,000,000*        1,297,230
                   -------------------------------------------------------------------------------------------
                   St. John's County, FL, Water and Sewer Revenue, Series A,
                     zero coupon, 06/01/2016 (c)                                      440,000          203,289
                   -------------------------------------------------------------------------------------------
                   St. Petersburg, FL, Health Facilities Authority Revenue,
                     Allegheny Health Systems, Series A:
                     Prerefunded 12/01/2001, 7.000%, 12/01/2015 (b)                   500,000          522,445
                     Prerefunded 12/01/2003, 6.750%, 12/01/2021 (b)                 1,000,000        1,042,710
                   -------------------------------------------------------------------------------------------
                   Sunrise, FL, Utilities System Revenue, Refunded, 5.500%,
                     10/01/2018 (c)                                                 2,500,000        2,686,100
                   -------------------------------------------------------------------------------------------
                   Tampa, FL, Sports Authority Revenue, Tampa Bay Arena,
                     5.750%, 10/01/2020 (c)                                         2,075,000        2,282,956
                   -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                   ISSUER                                                       PRINCIPAL AMOUNT      VALUE
                   Tampa, FL, Utilities Tax Revenue:
                     zero coupon, 10/01/2014 (c)                                   $3,165,000      $ 1,633,741
                     zero coupon, 10/01/2016 (c)                                      375,000          170,363
                   -------------------------------------------------------------------------------------------
                   Tampa, FL, Water Utilities Revenue, 5.625%, 10/01/2013 (c)       1,850,000        2,022,919
                   -------------------------------------------------------------------------------------------
                   Village Center Community Development Center, Utility
                     Revenue, ETM, 6.000%, 11/01/2018**                             1,250,000        1,394,838
                   -------------------------------------------------------------------------------------------
                   Virgin Islands Public Finance Authority Revenue, Series A,
                     6.500%, 10/01/2024                                               600,000          643,410
                   -------------------------------------------------------------------------------------------
                   Virgin Islands Public Finance Authority Revenue, Series
                     1992A,
                     Prerefunded 10/01/2002, 7.250%, 10/01/2018 (b)                 2,125,000        2,293,151
                   -------------------------------------------------------------------------------------------
                   Westchase, FL, Special Assessment Revenue, Community
                     Development District, 5.800%, 05/01/2012 (c)                   2,975,000        3,204,432
                   -------------------------------------------------------------------------------------------
                   TOTAL INVESTMENT PORTFOLIO--100%
                   (Cost $68,112,313) (a)                                                          $72,053,385
                   -------------------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

* Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which may exhibit added interest rate sensitivity compared to other bonds with similar maturities. These securities are shown at their rate as of February 28, 2001.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

(a) The cost for federal income tax purposes was $68,112,313. At February 28, 2001, net unrealized appreciation for all securities based on tax cost was $3,941,072. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $4,289,243 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $348,171.

(b) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(c) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

 24 The accompanying notes are an integral part of the financial statements.

PORTFOLIO STATISTICS

KEMPER NEW YORK TAX-FREE INCOME FUND

          PORTFOLIO COMPOSITION*         ON 2/28/01              ON 8/31/00
    REVENUE BONDS                            81%                     83%
 ..................................................................................
    U.S. GOVERNMENT SECURED                   2                       1
 ..................................................................................
    GENERAL OBLIGATION BONDS                 15                      16
 ..................................................................................
    CASH AND EQUIVALENTS                      2                      --
----------------------------------------------------------------------------------
                                            100%                    100%

[PIE CHART] [PIE CHART]

                  QUALITY                ON 2/28/01              ON 8/31/00
    AAA                                      64%                     61%
 ..................................................................................
    AA                                       10                      14
 ..................................................................................
    A                                        21                      20
 ..................................................................................
    BBB                                       2                       1
 ..................................................................................
    BB                                        1                       1
 ..................................................................................
    NOT RATED                                 2                       3
----------------------------------------------------------------------------------
                                            100%                    100%

[PIE CHART] [PIE CHART]

             YEARS TO MATURITY           ON 2/28/01              ON 8/31/00
    1-10 YEARS                               55%                     50%
 ..................................................................................
    11-20 YEARS                              43                      43
 ..................................................................................
    21+ YEARS                                 2                       7
----------------------------------------------------------------------------------
                                            100%                    100%

[PIE CHART] [PIE CHART]

                                         ON 2/28/01              ON 8/31/00
    AVERAGE MATURITY                     9.7 years               10.7 years
 ..................................................................................
    AVERAGE DURATION                     7.3 years               7.5 years
----------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

NEW YORK TAX-FREE INCOME FUND
Portfolio of Investments at February 28, 2001 (Unaudited)

                                                                             PRINCIPAL AMOUNT
                     ISSUER                                                                        VALUE
SHORT-TERM MUNICIPAL INVESTMENTS--2.7%
----------------------------------------------------------------------------------------------------------------
                     Long Island Power Authority, Electric Systems Revenue,
                       Series 5, Daily Demand Note, 3.000%, 05/01/2033***          $3,000,000   $  3,000,000
                     -------------------------------------------------------------------------------------------
                     New York City, NY, General Obligation, Daily Demand Note:
                       2.900%, 08/01/2017***                                        1,100,000      1,100,000
                       3.250%, 08/15/2017***                                          450,000        450,000
                     -------------------------------------------------------------------------------------------
                     New York City, NY, Municipal Water Finance Authority, Daily
                       Demand Note, 2.950%, 06/15/2025***                           1,000,000      1,000,000
                     -------------------------------------------------------------------------------------------
                     TOTAL SHORT-TERM MUNICIPAL INVESTMENTS
                     (Cost $5,550,000)                                                             5,550,000
                     -------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL INVESTMENTS--97.3%
----------------------------------------------------------------------------------------------------------------
                     Battery Park City Authority, Housing Revenue, Prerefunded
                       06/01/2005, 8.625%, 06/01/2023 (b)                              10,000         11,817
                     -------------------------------------------------------------------------------------------
                     Brookhaven, NY, Industrial Development Agency, Civic Factory
                       Revenue, Memorial Hospital Medical Center, Series A,
                       8.250%, 11/15/2030                                           1,000,000        986,710
                     -------------------------------------------------------------------------------------------
                     Buffalo, NY, General Obligation, 5.750%, 12/01/2012            1,000,000      1,104,380
                     -------------------------------------------------------------------------------------------
                     Long Island Power Authority, Electric Systems Revenue:
                       zero coupon, 06/01/2012 (c)                                  8,000,000      4,791,680
                       zero coupon, 06/01/2014                                      2,115,000      1,125,497
                     -------------------------------------------------------------------------------------------
                     Metropolitan Transportation Authority of New York, Transit
                       Facilities, Revenue, Series 1998 C, 5.125%, 07/01/2013       4,000,000      4,161,200
                     -------------------------------------------------------------------------------------------
                     Monroe County, NY, Public Improvement, General Obligation,
                       6.000%, 03/01/2015                                           1,250,000      1,424,375
                     -------------------------------------------------------------------------------------------
                     Monroe County, NY, General Obligation, 6.000%, 03/01/2018      1,130,000      1,281,454
                     -------------------------------------------------------------------------------------------
                     Nassau County, NY, General Obligation Unlimited, Series F,
                       7.000%, 03/01/2010 (c)                                       2,445,000      2,918,621
                     -------------------------------------------------------------------------------------------
                     Nassau County, NY, Sewer Districts, Series A:
                       6.000%, 07/01/2012 (c)                                         705,000        797,750
                       6.000%, 07/01/2013 (c)                                         710,000        804,558
                     -------------------------------------------------------------------------------------------
                     New York City, NY, General Obligation:
                       7.750%, 03/15/2002                                               5,000          5,048
                       5.125%, 08/01/2018 (c)                                       3,405,000      3,427,643
                     -------------------------------------------------------------------------------------------
                     New York City, NY, General Obligation:
                       Series L, 5.625%, 08/01/2007                                 5,550,000      6,015,478
                       Series F, zero coupon, 08/01/2008 (c)                        6,755,000      4,937,905
                       Series H, 6.000%, 08/01/2014                                 2,500,000      2,699,050
                     -------------------------------------------------------------------------------------------
                     New York City, NY, Housing Development Corp., Series A,
                       7.300%, 06/01/2010                                           8,800,000      9,031,616
                     -------------------------------------------------------------------------------------------
                     New York City, NY, Transitional Finance Authority, Revenue:
                       Series A, 5.750%, 08/15/2011                                 3,000,000      3,314,400
                       Series A, 5.250%, 11/15/2013                                   500,000        524,905
                       Series B, 6.125%, 11/15/2014                                 1,000,000      1,130,850
                       Series B, 5.500%, 02/01/2017                                 1,000,000      1,048,960
                     -------------------------------------------------------------------------------------------
                     New York Metropolitan Transportation Authority, Revenue,
                       Series Q, 5.125%, 07/01/2012 (c)                             5,000,000      5,218,000
                     -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.
 26

PORTFOLIO OF INVESTMENTS

                                                                             PRINCIPAL AMOUNT
                     ISSUER                                                                        VALUE
                     New York Metropolitan Transportation Authority,
                       Transportation Facilities, Revenue, 6.000%, 07/01/2016      $7,750,000   $  8,366,280
                     -------------------------------------------------------------------------------------------
                     New York Municipal Assistance Corp., Series 1997 L, 6.000%,
                       07/01/2005                                                   3,500,000      3,804,570
                     -------------------------------------------------------------------------------------------
                     New York State Dormitory Authority, Revenue:
                       Prerefunded 05/15/2009, 7.375%, 05/15/2010 (b)                 215,000        264,932
                       7.375%, 05/15/2010                                             785,000        920,656
                       7.500%, 05/15/2011                                             325,000        403,562
                       7.500%, 05/15/2011                                             675,000        805,451
                       5.750%, 08/15/2012                                           2,000,000      2,167,260
                       Prerefunded 05/15/2002, 7.250%, 05/15/2018 (b)                 155,000        165,194
                     -------------------------------------------------------------------------------------------
                     New York State Dormitory Authority, City University System,
                       Revenue:
                       Series A, 5.750%, 07/01/2013 (c)                             4,100,000      4,591,344
                       Series A, 5.750%, 07/01/2018 (c)                             2,250,000      2,484,090
                       Series A, 5.750%, 07/01/2018 (c)                             2,000,000      2,200,640
                       Series D, 7.000%, 07/01/2009 (c)                             2,200,000      2,481,248
                     -------------------------------------------------------------------------------------------
                     New York State Dormitory Authority, Colgate University,
                       Revenue:
                       6.000%, 07/01/2016 (c)                                         900,000      1,024,155
                       6.000%, 07/01/2021 (c)                                         850,000        961,783
                     -------------------------------------------------------------------------------------------
                     New York State Dormitory Authority, Fordham University,
                       Revenue,
                       7.200%, 07/01/2015 (c)                                         790,000        808,075
                     -------------------------------------------------------------------------------------------
                     New York State Dormitory Authority, Judicial Facilities,
                       Revenue, ETM,
                       7.375%, 07/01/2016**                                           115,000        141,872
                     -------------------------------------------------------------------------------------------
                     New York State Dormitory Authority, Pace University,
                       Revenue:
                       6.500%, 07/01/2011 (c)                                         760,000        897,302
                       6.500%, 07/01/2012 (c)                                         500,000        594,165
                     -------------------------------------------------------------------------------------------
                     New York State Dormitory Authority, Special Activities
                       School Districts, Revenue:
                         5.250%, 07/01/2011 (c)                                     2,545,000      2,721,954
                         5.250%, 07/01/2012 (c)                                     1,350,000      1,432,336
                         5.250%, 07/01/2015 (c)                                     1,000,000      1,035,870
                     -------------------------------------------------------------------------------------------
                     New York State Dormitory Authority, State University
                       Educational Facilities, Revenue:
                         Series A, 5.750%, 05/15/2012 (c)                           3,000,000      3,325,140
                         Series A, 5.875%, 05/15/2017 (c)                           2,325,000      2,604,186
                         Series C, 5.750%, 05/15/2017 (c)                           1,000,000      1,105,510
                     -------------------------------------------------------------------------------------------
                     New York State Dormitory Authority, Upstate Community
                       Colleges, Revenue, Series A, 5.875%, 07/01/2016              3,555,000      3,788,492
                     -------------------------------------------------------------------------------------------
                     New York State Dormitory Authority, Westchester County Court
                       Facilities, Lease Revenue, 5.250%, 08/01/2014 (c)            2,555,000      2,655,437
                     -------------------------------------------------------------------------------------------
                     New York State Environmental Facilities Corp., Riverbank
                       State Park, Special Obligation, Revenue, 6.250%,
                         04/01/2012 (c)                                             3,695,000      4,291,447
                     -------------------------------------------------------------------------------------------
                     New York State Environmental Facilities Corp., State Water
                       Pollution Control, Revolving Fund, Revenue:
                         Series A, Prerefunded 06/15/2001, 7.250%, 06/15/2010 (b)     900,000        928,314
                         Series A, 7.250%, 06/15/2010                                 100,000        103,070
                         Series E, 6.500%, 06/15/2014                                  90,000         92,507
                     -------------------------------------------------------------------------------------------
                     New York State Housing Finance Agency, Multi-Family Mortgage
                       Housing, Revenue, Series A, 6.950%, 08/15/2012               1,500,000      1,571,280
                     -------------------------------------------------------------------------------------------
                     New York State Housing Finance Agency, Service Contract
                       Obligation, Revenue:
                         Series A, 7.250%, 09/15/2012                                 185,000        195,932
                         Series C, 7.300%, 09/15/2012                                  75,000         78,083
                     -------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  27

PORTFOLIO OF INVESTMENTS

                                                                             PRINCIPAL AMOUNT
                     ISSUER                                                                        VALUE
                     New York State Housing Finance Agency, State University
                       Construction, Revenue, Series A, ETM, 8.000%, 05/01/2011**  $  200,000   $    251,798
                     -------------------------------------------------------------------------------------------
                     New York State Local Assistance Corp., Capital Appreciation,
                       Series B, zero coupon, 04/01/2009 (c)                        5,980,000      4,236,651
                     -------------------------------------------------------------------------------------------
                     New York State Medical Care Facilities Finance Agency,
                       Mental Health Service Facilities Improvement, Revenue,
                       Series D:
                       Prerefunded 02/15/2002, 7.400%, 02/15/2018 (b)                 755,000        798,564
                       7.400%, 02/15/2018                                             300,000        315,012
                     -------------------------------------------------------------------------------------------
                     New York State Mortgage Agency, Homeownership Mortgage,
                       Revenue, Series 56, 6.450%, 10/01/2021                       4,000,000      4,260,920
                     -------------------------------------------------------------------------------------------
                     New York State Thruway Authority, Local Highways and
                       Bridges, Service Contract Revenue:
                       6.000%, 04/01/2011                                           5,000,000      5,467,550
                       5.250%, 04/01/2013 (c)                                       2,400,000      2,505,120
                     -------------------------------------------------------------------------------------------
                     New York State Urban Development Corp., Correctional
                       Facilities Service Contract, Revenue, Series B, 5.250%,
                       01/01/2013 (c)                                               1,700,000      1,784,422
                     -------------------------------------------------------------------------------------------
                     New York State Urban Development Corp., State Facilities,
                       Revenue, 5.600%, 04/01/2015                                  2,260,000      2,439,896
                     -------------------------------------------------------------------------------------------
                     New York State Urban Development Corp., Syracuse University,
                       Center for Science and Technology, Revenue:
                       5.500%, 01/01/2015                                           4,500,000      4,808,520
                       5.500%, 01/01/2017                                           4,890,000      5,163,253
                     -------------------------------------------------------------------------------------------
                     Niagara Falls, NY, Water Treatment Plant, General
                       Obligation:
                       7.250%, 11/01/2011 (c)                                         215,000        266,213
                       7.000%, 11/01/2012 (c)                                       1,000,000      1,111,700
                     -------------------------------------------------------------------------------------------
                     Niagara Falls, NY, Bridge Commission Toll Revenue, 5.250%,
                       10/01/2015 (c)                                              10,720,000     11,401,363
                     -------------------------------------------------------------------------------------------
                     Orange County, NY, Industrial Development Agency, The Glen
                       Arden Project:
                       5.625%, 01/01/2018                                           1,000,000        836,480
                       5.700%, 01/01/2028                                           2,500,000      1,963,825
                     -------------------------------------------------------------------------------------------
                     Port Authority of New York and New Jersey,
                       Continental/Eastern Project, LaGuardia, Special
                       Obligation, Revenue, 9.125%, 12/01/2015                      2,550,000      2,621,757
                     -------------------------------------------------------------------------------------------
                     Port Authority of New York and New Jersey, JFK International
                       Airport Terminal 6, Special Obligation, Revenue, 6.250%,
                       12/01/2015 (c)                                               8,000,000      9,275,920
                     -------------------------------------------------------------------------------------------
                     Puerto Rico Commonwealth, Public Improvements, General
                       Obligation, zero coupon, 07/01/2008                          1,000,000        738,070
                     -------------------------------------------------------------------------------------------
                     Puerto Rico Commonwealth Highway and Transportation
                       Authority, Highway Revenue, Series Z, 6.000%, 07/01/2018
                       (c)                                                          2,750,000      3,144,048
                     -------------------------------------------------------------------------------------------
                     Puerto Rico Electric Power Authority, Power Revenue,
                       6.000%, 07/01/2012 (c)                                       4,020,000      4,653,552
                     -------------------------------------------------------------------------------------------
                     Puerto Rico Municipal Finance Agency, General Obligation
                       Unlimited, Rites-PA 645A, Inverse Floater, 11.728%,
                       08/01/2012* (c)                                              1,500,000      1,853,775
                     -------------------------------------------------------------------------------------------
                     Triborough Bridge and Tunnel Authority, New York, General
                       Purpose, Revenue, Series Y, 6.125%, 01/01/2021               7,205,000      8,251,598
                     -------------------------------------------------------------------------------------------
                     Ulster County, NY, Resource Recovery Agency,
                       Solid Waste System, Revenue, 6.000%, 03/01/2014              3,000,000      3,117,690
                     -------------------------------------------------------------------------------------------

 28 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                             PRINCIPAL AMOUNT
                     ISSUER                                                                        VALUE
                     Westchester County, NY, Health Care, Revenue, 5.250%,
                       11/01/2011                                                  $3,000,000   $  3,212,400
                     -------------------------------------------------------------------------------------------
                     TOTAL LONG-TERM MUNICIPAL INVESTMENTS
                     (Cost $191,400,770)                                                         200,254,131
                     -------------------------------------------------------------------------------------------
                     TOTAL INVESTMENT PORTFOLIO--100.0%
                     (Cost $192,400,770) (a)                                                    $205,804,131
                     -------------------------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

* Inverse floating rate notes are instruments whose yields may change based on the change in the relationship between long-term and short-term interest rates and which exhibit added interest rate sensitivity compared to other bonds with similar maturities. These securities are shown at their rate as of February 28, 2001.

** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

*** Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market-rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or the extent of the demand period.

(a) The cost for federal income tax purposes was $192,400,770. At February 28, 2001, net unrealized appreciation for all securities based on tax cost was $13,403,361. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $14,077,698 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $674,337.

(b) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(c) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA or MBIA/BIG.

    The accompanying notes are an integral part of the financial statements.  29

PORTFOLIO STATISTICS

KEMPER OHIO TAX-FREE INCOME FUND

          PORTFOLIO COMPOSITION*         ON 2/28/01              ON 8/31/00
    REVENUE BONDS                            45%                     35%
 ..................................................................................
    U.S. GOVERNMENT SECURED                  16                      17
 ..................................................................................
    GENERAL OBLIGATION BONDS                 37                      48
 ..................................................................................
    CASH AND EQUIVALENTS                      2                      --
----------------------------------------------------------------------------------
                                            100%                    100%

[PIE CHART] [PIE CHART]

                  QUALITY                ON 2/28/01              ON 8/31/00
    AAA                                      63%                     64%
 ..................................................................................
    AA                                       21                      14
 ..................................................................................
    A                                         1                      --
 ..................................................................................
    BBB                                       7                       7
 ..................................................................................
    BB                                        1                       3
 ..................................................................................
    NOT RATED                                 7                      12
----------------------------------------------------------------------------------
                                            100%                    100%

[PIE CHART] [PIE CHART]

             YEARS TO MATURITY           ON 2/28/01              ON 8/31/00
    1-10 YEARS                               55%                     57%
 ..................................................................................
    11-20 YEARS                              45                      40
 ..................................................................................
    21+ YEARS                                --                       3
----------------------------------------------------------------------------------
                                            100%                    100%

[PIE CHART] [PIE CHART]

                                         ON 2/28/01              ON 8/31/00
    AVERAGE MATURITY                     9.6 years               9.0 years
 ..................................................................................
    AVERAGE DURATION                     7.1 years               6.8 years
----------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

OHIO TAX-FREE INCOME FUND
Portfolio of Investments at February 28, 2001 (Unaudited)

                     ISSUER                                                          PRINCIPAL AMOUNT      VALUE
SHORT-TERM MUNICIPAL INVESTMENTS--1.3%
-------------------------------------------------------------------------------------------------------------------
                     Ohio Air Quality Development Authority Revenue, Cincinnati
                       Gas and Electric, Daily Demand Note, 3.700%, 09/01/2030
                       (Cost $500,000)*                                                 $  500,000      $   500,000
-------------------------------------------------------------------------------------------------------------------
LONG-TERM MUNICIPAL INVESTMENTS--98.7%
-------------------------------------------------------------------------------------------------------------------
                     Akron, OH, Sewer System, Revenue, 5.900%, 12/01/2011 (c)              385,000          418,433
                     ----------------------------------------------------------------------------------------------
                     American Municipal Power, Omega JV2 Project, 4.750%,
                       01/01/2021 (c)                                                    1,000,000          941,690
                     ----------------------------------------------------------------------------------------------
                     Athens County, OH, Economic Development, Revenue, Ohio
                       Athens Inc. Project, 6.250%, 11/01/2011                             500,000          486,685
                     ----------------------------------------------------------------------------------------------
                     Avon, OH, Local School District, General Obligation, 6.500%,
                       12/01/2015 (c)                                                      940,000        1,120,217
                     ----------------------------------------------------------------------------------------------
                     Batavia, OH, Local School District, General Obligation,
                       Prerefunded 12/01/2005, 7.000%, 12/01/2014 (b)                      500,000          578,915
                     ----------------------------------------------------------------------------------------------
                     Beavercreek, OH, Local School District, General Obligation,
                       Series 1996, 6.600%, 12/01/2015 (c)                                 500,000          598,530
                     ----------------------------------------------------------------------------------------------
                     Big Walnut, OH, Local School District, General Obligation,
                       zero coupon, 12/01/2012 (c)                                         420,000          241,143
                     ----------------------------------------------------------------------------------------------
                     Bowling Green State University, Ohio, General Receipts:
                       5.750%, 06/01/2013 (c)                                           125,000 (c)         137,992
                       5.750%, 06/01/2016 (c)                                           250,000 (c)         270,410
                     ----------------------------------------------------------------------------------------------
                     Cleveland, OH, Waterworks Revenue:
                       6.250%, 01/01/2015                                                   25,000           26,025
                       Prerefunded 01/01/2002, 6.250%, 01/01/2015 (b)                      615,000          641,211
                     ----------------------------------------------------------------------------------------------
                     Cleveland, OH, Public Power Systems:
                       Prerefunded 11/15/2001, 7.000%, 11/15/2017 (b)                      150,000          156,750
                       7.000%, 11/15/2017 (c)                                              600,000          625,098
                     ----------------------------------------------------------------------------------------------
                     Cleveland-Cuyahoga County, OH, Port Development Revenue, C&P
                       Docks Project, 6.000%, 03/01/2007                                   450,000          438,080
                     ----------------------------------------------------------------------------------------------
                     Crawford County, OH, General Obligation, Prerefunded
                       12/01/2004, 6.750%, 12/01/2019 (b)                                  700,000          788,921
                     ----------------------------------------------------------------------------------------------
                     Cuyahoga County, OH, General Obligation:
                       5.650%, 05/15/2018                                                  500,000          544,145
                       5.000%, 12/01/2020                                                1,000,000          988,180
                     ----------------------------------------------------------------------------------------------
                     Cuyahoga County, OH, Multifamily Housing Revenue, 6.500%,
                       10/20/2020                                                        1,000,000        1,054,940
                     ----------------------------------------------------------------------------------------------
                     Cuyahoga County, OH, Hospital Revenue, Meridia Health
                       System, Prerefunded 08/15/2005, 6.250%, 08/15/2014 (b)              950,000        1,061,406
                     ----------------------------------------------------------------------------------------------
                     Dublin, OH, City School District, General Obligation, zero
                       coupon, 12/01/2011 (c)                                            1,095,000          664,983
                     ----------------------------------------------------------------------------------------------
                     Dublin, OH, Various Purpose Improvements, General
                       Obligation, Series B, 5.000%, 12/01/2020                          1,000,000          988,180
                     ----------------------------------------------------------------------------------------------
                     Edon Township, OH, Local School District, General
                       Obligation, 6.000%, 12/01/2019 (c)                                  475,000          535,449
                     ----------------------------------------------------------------------------------------------
                     Fayette County, OH, Rattlesnake Improvement Area, General
                       Obligation, 5.900%, 12/01/2013                                      135,000          142,301
                     ----------------------------------------------------------------------------------------------
                     Finneytown, OH, Local School District, General Obligation,
                       6.200%, 12/01/2017 (c)                                              320,000          370,147
                     ----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  31

PORTFOLIO OF INVESTMENTS

                     ISSUER                                                          PRINCIPAL AMOUNT      VALUE
                     Franklin, OH, Muskingum County Local School District,
                       General Obligation, 6.500%, 12/01/2013                           $  500,000      $   590,340
                     ----------------------------------------------------------------------------------------------
                     Green Springs, OH, Health Care, Revenue, St. Francis Health
                       Care Center Project, Series A, 7.000%, 05/15/2014                   400,000          340,452
                     ----------------------------------------------------------------------------------------------
                     Hamilton County, Ohio, Sales Tax, Revenue, 5.750%,
                       12/01/2015 (c)                                                      240,000          261,190
                     ----------------------------------------------------------------------------------------------
                     Highland Heights, OH, General Obligation, 6.150%, 12/01/2012          145,000          153,626
                     ----------------------------------------------------------------------------------------------
                     Lakeview, OH, Local School District, General Obligation,
                       Prerefunded 12/01/2004, 6.900%, 12/01/2014 (b)                      700,000          792,106
                     ----------------------------------------------------------------------------------------------
                     Liberty, OH, Local School District, General Obligation:
                       zero coupon, 12/01/2011 (c)                                         250,000          151,822
                       zero coupon, 12/01/2012 (c)                                         255,000          146,155
                       zero coupon, 12/01/2014 (c)                                         570,000          289,509
                     ----------------------------------------------------------------------------------------------
                     Lucas County, OH, Toledo Port Authority Development,
                       Revenue, Northwest Ohio Bond Fund, Series A, 5.400%,
                       05/15/2019                                                          500,000          427,920
                     ----------------------------------------------------------------------------------------------
                     Lucas County, OH, General Obligation, 6.050%, 12/01/2013 (c)          130,000          141,469
                     ----------------------------------------------------------------------------------------------
                     Marion County, OH, Health Care Facilities, Revenue, Church
                       Homes Project:
                       6.375%, 11/15/2010                                                  260,000          247,946
                       6.300%, 11/15/2015                                                  400,000          364,228
                     ----------------------------------------------------------------------------------------------
                     Napoleon, OH, Health Care Facility, Lutheran Orphans' and
                       Old Folks' Home Society, Revenue, 6.875%, 08/01/2023                430,000          460,797
                     ----------------------------------------------------------------------------------------------
                     Northeast Ohio Regional Sewer District, Wastewater Revenue,
                       Prerefunded 11/15/2001, 6.500%, 11/15/2016 (b)                      300,000          309,543
                     ----------------------------------------------------------------------------------------------
                     Ohio Housing Finance Agency, GNMA Single Family Mortgage
                       Revenue, Prerefunded 01/15/2013, zero coupon, 01/15/2015
                       (b)                                                               1,000,000          463,360
                     ----------------------------------------------------------------------------------------------
                     Ohio Housing Finance Agency, Multifamily Housing, Westlake
                       Apartments Project, Revenue, 5.850%, 12/01/2016                     300,000          310,857
                     ----------------------------------------------------------------------------------------------
                     Ohio State Building Authority, Adult Correctional Building
                       Fund, Revenue, 6.125%, 10/01/2012                                   310,000          332,881
                     ----------------------------------------------------------------------------------------------
                     Ohio State Building Authority, Revenue, Prerefunded
                       06/01/2001, 6.250%, 06/01/2011 (b)                                  215,000          220,811
                     ----------------------------------------------------------------------------------------------
                     Ohio State Building Authority, Administrative Building Funds
                       Project Revenue, 6.300%, 10/01/2011                                 140,000          148,707
                     ----------------------------------------------------------------------------------------------
                     Ohio State Building Authority, Juvenile Correctional
                       Building Authority, Prerefunded 10/01/2004, 6.600%,
                       10/01/2014 (b) (c)                                                  200,000          223,232
                     ----------------------------------------------------------------------------------------------
                     Ohio State Higher Education Capital Facilities, General
                       Obligation, Series B, 5.625%, 05/01/2015                          1,000,000        1,074,010
                     ----------------------------------------------------------------------------------------------
                     Ohio State Higher Education Facility, Dominican College,
                       Revenue, 6.625%, 12/01/2014                                         600,000          632,568
                     ----------------------------------------------------------------------------------------------
                     Ohio State Higher Education Facility, University of Dayton,
                       Revenue, 6.600%, 12/01/2017 (c)                                     430,000          471,168
                     ----------------------------------------------------------------------------------------------
                     Ohio State Higher Education Facility, University of Findlay
                       Project, Revenue, 6.125%, 09/01/2016                                400,000          412,088
                     ----------------------------------------------------------------------------------------------
                     Ohio State Higher Education Facility, Xavier University,
                       Revenue, 6.000%, 05/15/2011 (c)                                     240,000          264,530
                     ----------------------------------------------------------------------------------------------
                     Ohio State Turnpike, Common Turnpike Revenue, Series A,
                       5.500%, 02/15/2017 (c)                                            1,000,000        1,073,370
                     ----------------------------------------------------------------------------------------------
                     Ohio State University, General Receipts, 6.000%, 12/01/2017           560,000          613,553
                     ----------------------------------------------------------------------------------------------
                     Ohio State Water Development Authority, Revenue, Bay Shore
                       Project, Series A, 5.875%, 09/01/2020                               200,000          159,120
                     ----------------------------------------------------------------------------------------------

 32 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                     ISSUER                                                          PRINCIPAL AMOUNT      VALUE
                     Olentangy, OH, Local School District, General Obligation:
                       Prerefunded 12/01/2001, 6.350%, 12/01/2017 (b) (c)               $  150,000      $   156,272
                       5.850%, 12/01/2007                                                  400,000          437,084
                     ----------------------------------------------------------------------------------------------
                     Olmstead Falls, OH, City School District, General
                       Obligation, Prerefunded 12/15/2004, 6.850%, 12/15/2011 (b)
                       (c)                                                                 250,000          282,400
                     ----------------------------------------------------------------------------------------------
                     Puerto Rico, Municipal Finance Agency, Revenue, 6.000%,
                       07/01/2014                                                          250,000          273,830
                     ----------------------------------------------------------------------------------------------
                     Puerto Rico, Ports Authority, American Airlines, Inc.,
                       Project, Revenue, 6.250%, 06/01/2026                                360,000          368,485
                     ----------------------------------------------------------------------------------------------
                     Sandusky County, OH, General Obligation, 6.200%, 12/01/2013
                       (c)                                                                 500,000          547,625
                     ----------------------------------------------------------------------------------------------
                     South Euclid-Lyndhurst, OH, City School District, General
                       Obligation, 6.400%, 12/01/2018                                      535,000          604,941
                     ----------------------------------------------------------------------------------------------
                     Springboro, OH, Community City School District, School
                       Improvement, General Obligation, 6.000%, 12/01/2011 (c)             500,000          568,630
                     ----------------------------------------------------------------------------------------------
                     Springdale, OH, Hospital Facilities Revenue, 6.000%,
                       11/01/2018                                                          750,000          693,083
                     ----------------------------------------------------------------------------------------------
                     Steubenville, OH, Hospital Revenue, Trinity Health, 6.500%,
                       10/01/2030                                                          500,000          517,075
                     ----------------------------------------------------------------------------------------------
                     Toledo, OH, General Obligation, 6.350%, 12/01/2025 (c)              1,000,000        1,085,740
                     ----------------------------------------------------------------------------------------------
                     Toledo, OH, Waterworks Revenue, 4.750%, 11/15/2017 (c)              1,000,000          970,510
                     ----------------------------------------------------------------------------------------------
                     Trumbull County, OH, Sewer Improvement, General Obligation,
                       6.200%, 12/01/2014 (c)                                              500,000          546,705
                     ----------------------------------------------------------------------------------------------
                     Tuscarawas Valley, OH, Local School District, General
                       Obligation, 6.600%, 12/01/2015 (c)                                  365,000          416,815
                     ----------------------------------------------------------------------------------------------
                     University of Cincinnati, OH, General Receipts, Revenue,
                       5.500%, 06/01/2012                                                1,280,000        1,391,411
                     ----------------------------------------------------------------------------------------------
                     University of Akron, OH, General Receipts, Revenue, 5.750%,
                       01/01/2013                                                        1,000,000        1,100,500
                     ----------------------------------------------------------------------------------------------
                     Virgin Islands Public Finance Authority, Revenue, Series
                       1999 A, 6.500%, 10/01/2024                                          300,000          321,705
                     ----------------------------------------------------------------------------------------------
                     Virgin Islands Public Finance Authority, Revenue, Series
                       1992 A, Prerefunded 10/01/2002, 7.250%, 10/01/2018 (b)              225,000          242,804
                     ----------------------------------------------------------------------------------------------
                     Wayne, OH, Local School District, General Obligation:
                       6.450%, 12/01/2011 (c)                                              155,000          182,629
                       6.450%, 12/01/2016 (c)                                              200,000          238,772
                     ----------------------------------------------------------------------------------------------
                     Willoughby, OH, Industrial Development Revenue, Series A,
                       6.875%, 07/01/2016                                                  575,000          551,057
                     ----------------------------------------------------------------------------------------------
                     Wooster, OH, City School District, General Obligation, zero
                       coupon, 12/01/2013                                                  930,000          502,107
                     ----------------------------------------------------------------------------------------------
                     Youngstown, OH, General Obligation, 6.125%, 12/01/2014 (c)            110,000          119,989
                     ----------------------------------------------------------------------------------------------
                     TOTAL LONG-TERM MUNICIPAL INVESTMENTS
                     (Cost $35,035,443)                                                                  37,017,358
                     ----------------------------------------------------------------------------------------------
                     TOTAL INVESTMENT PORTFOLIO--100%
                     (Cost $35,535,443)(a)                                                              $37,517,358
                     ----------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  33

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market-rate, such as the coupon-equivalent of the U.S. Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

(a) The cost for federal income tax purposes was $35,535,443. At February 28, 2001, net unrealized appreciation for all securities based on tax cost was $1,981,915. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $2,255,846 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $273,931.

(b) Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(c) Bond is insured by one of these companies: AMBAC, Capital Guaranty, FGIC, FSA, or MBIA/BIG.

 34 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS & LIABILITIES
As of February 28, 2001 (Unaudited)

                                                    CALIFORNIA      FLORIDA       NEW YORK         OHIO
ASSETS
Investments in securities, at value
(cost, see accompanying portfolios of
investments)                                       $787,098,025    72,053,385    205,804,131    37,517,358
----------------------------------------------------------------------------------------------------------
Cash                                                    203,747            --        483,982       343,543
----------------------------------------------------------------------------------------------------------
Receivable for investments sold                         395,000        15,000             --        35,000
----------------------------------------------------------------------------------------------------------
Interest receivable                                  10,264,294     1,147,494      2,433,144       521,592
----------------------------------------------------------------------------------------------------------
Receivable for Fund shares sold                         225,828           200         92,497        25,000
----------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                        798,186,894    73,216,079    208,813,754    38,442,493
----------------------------------------------------------------------------------------------------------
 LIABILITIES
Due to Custodian Bank                                        --       370,670             --            --
----------------------------------------------------------------------------------------------------------
Payable for investments purchased                    16,409,260            --      1,044,130            --
----------------------------------------------------------------------------------------------------------
Dividend payable                                        834,869        67,621        168,642        30,769
----------------------------------------------------------------------------------------------------------
Payable for Fund shares redeemed                        959,163        10,451         35,220            --
----------------------------------------------------------------------------------------------------------
Accrued reorganization costs                             55,949         9,059         23,254         9,820
----------------------------------------------------------------------------------------------------------
Accrued management fee                                  207,049        31,027         57,463         9,505
----------------------------------------------------------------------------------------------------------
Other accrued expenses and payables                     228,074        65,504        160,123        36,021
----------------------------------------------------------------------------------------------------------
Total liabilities                                    18,694,364       554,332      1,488,832        86,115
----------------------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE                               $779,492,530    72,661,747    207,324,922    38,356,378
----------------------------------------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
----------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investments                                        $ 55,549,290     3,941,072     13,403,361     1,981,915
----------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss)                (14,481,636)   (2,019,213)    (5,548,292)     (490,185)
----------------------------------------------------------------------------------------------------------
Paid-in-capital                                     738,424,876    70,739,888    199,469,853    36,864,648
----------------------------------------------------------------------------------------------------------
NET ASSETS, AT VALUE                               $779,492,530    72,661,747    207,324,922    38,356,378
----------------------------------------------------------------------------------------------------------
 NET ASSETS VALUE AND OFFERING PRICE
CLASS A SHARES
  Net assets applicable to shares outstanding      $742,832,293    65,989,736    191,149,343    25,463,282
----------------------------------------------------------------------------------------------------------
  Outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares
  authorized                                         99,908,466     6,521,194     17,846,361     2,491,070
----------------------------------------------------------------------------------------------------------
  Net asset value and redemption price per share   $       7.44         10.12          10.71         10.22
----------------------------------------------------------------------------------------------------------
  Maximum offering price per share (100/95.50 of
  net asset value)                                 $       7.79         10.60          11.21         10.70
----------------------------------------------------------------------------------------------------------
CLASS B SHARES
  Net assets applicable to shares outstanding      $ 32,814,668     5,829,607     12,618,613    10,630,355
----------------------------------------------------------------------------------------------------------
  Outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares
  authorized                                          4,407,658       577,529      1,176,185     1,040,110
----------------------------------------------------------------------------------------------------------
  Net asset value, offering and redemption price
  (subject to contingent deferred sales charge)
  per share                                        $       7.44         10.09          10.73         10.22
----------------------------------------------------------------------------------------------------------
CLASS C SHARES
  Net assets applicable to shares outstanding      $  3,845,569       842,404      3,556,966     2,262,741
----------------------------------------------------------------------------------------------------------
  Outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares
  authorized                                            520,215        83,473        332,178       221,408
----------------------------------------------------------------------------------------------------------
  Net asset value, offering and redemption price
  (subject to contingent deferred sales charge)
  per share                                        $       7.39         10.09          10.71         10.22
----------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  35

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS
Six months ended February 28, 2001 (Unaudited)

                                                         CALIFORNIA     FLORIDA     NEW YORK      OHIO
INVESTMENT INCOME
Interest                                                 $22,082,610   2,131,189    5,675,595   1,061,420
---------------------------------------------------------------------------------------------------------
Expenses:
Management fee                                             2,054,969     206,017      575,387     102,888
---------------------------------------------------------------------------------------------------------
Services to shareholders                                     176,076      19,238       69,137      11,130
---------------------------------------------------------------------------------------------------------
Custodian fees                                                13,750       1,292        2,105         704
---------------------------------------------------------------------------------------------------------
Distribution services fees                                   134,736      25,930       57,609      48,367
---------------------------------------------------------------------------------------------------------
Administrative services fees                                 859,176      73,245      261,540      46,767
---------------------------------------------------------------------------------------------------------
Auditing                                                      41,252       3,249       17,215       2,496
---------------------------------------------------------------------------------------------------------
Legal                                                         13,768         982          660       1,068
---------------------------------------------------------------------------------------------------------
Trustees' fees and expenses                                   29,377       7,543       13,978       1,271
---------------------------------------------------------------------------------------------------------
Reports to shareholders                                       42,298       5,547       22,091       2,391
---------------------------------------------------------------------------------------------------------
Registration fees                                              7,871      15,433       22,940      14,258
---------------------------------------------------------------------------------------------------------
Reorganization                                                61,275       9,669       25,292      10,208
---------------------------------------------------------------------------------------------------------
Other                                                         38,893       3,713       14,628       2,063
---------------------------------------------------------------------------------------------------------
Total expenses, before expense reductions                  3,473,441     371,858    1,082,582     243,611
---------------------------------------------------------------------------------------------------------
Expense reductions                                           (44,164)     (8,330)     (37,584)     (1,365)
---------------------------------------------------------------------------------------------------------
Total expenses, after expense reductions                   3,429,277     363,528    1,044,998     242,246
---------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                    $18,653,333   1,767,661    4,630,597     819,174
---------------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from investments                  6,245,607     145,193       60,987     143,592
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the
period on investments                                      9,113,809   1,956,344    6,688,234     852,522
---------------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                15,359,416   2,101,537    6,749,221     996,114
---------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                               $34,012,749   3,869,198   11,379,818   1,815,288
---------------------------------------------------------------------------------------------------------

 36 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                             CALIFORNIA                     FLORIDA
                                                    ----------------------------   --------------------------
                                                     SIX MONTHS                     SIX MONTHS
                                                        ENDED                         ENDED
                                                    FEBRUARY 28,     YEAR ENDED    FEBRUARY 28,   YEAR ENDED
                                                        2001         AUGUST 31,        2001       AUGUST 31,
                                                     (UNAUDITED)        2000       (UNAUDITED)       2000
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                               $  18,653,333     40,173,059     1,767,661      3,910,848
-------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment
transactions                                            6,245,607    (10,025,716)      145,193     (1,504,338)
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investment transactions during the period               9,113,809     31,464,035     1,956,344      2,104,728
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
from operations:                                       34,012,749     61,611,378     3,869,198      4,511,238
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income:
  Class A                                             (17,922,066)   (38,577,116)   (1,629,745)    (3,606,928)
-------------------------------------------------------------------------------------------------------------
  Class B                                                (640,524)    (1,394,432)     (116,113)      (260,224)
-------------------------------------------------------------------------------------------------------------
  Class C                                                 (90,743)      (201,511)      (21,803)       (43,696)
-------------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                              62,574,822    351,962,728    10,411,743     11,033,379
-------------------------------------------------------------------------------------------------------------
Reinvestment of distributions                          10,428,507     22,443,575       826,195      1,784,171
-------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                              (114,206,441)  (486,445,940)  (18,057,025)   (28,519,007)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
Share transactions                                    (41,203,112)  (112,039,637)   (6,819,087)   (15,701,457)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                     (25,843,696)   (90,601,318)   (4,717,550)   (15,101,067)
-------------------------------------------------------------------------------------------------------------
Net assets at beginning of period                     805,336,226    895,937,544    77,379,297     92,480,364
-------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                         $ 779,492,530    805,336,226    72,661,747     77,379,297
-------------------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  37

FINANCIAL STATEMENTS

                                                               NEW YORK                       OHIO
                                                      --------------------------   --------------------------
                                                       SIX MONTHS                   SIX MONTHS
                                                         ENDED                        ENDED
                                                      FEBRUARY 28,   YEAR ENDED    FEBRUARY 28,   YEAR ENDED
                                                          2001       AUGUST 31,        2001       AUGUST 31,
                                                      (UNAUDITED)       2000       (UNAUDITED)       2000
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income                                 $  4,630,597    10,429,028       819,174      1,745,719
-------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions         60,987    (4,081,263)      143,592       (241,898)
-------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on
investment transactions during the period                6,688,234     7,070,127       852,522         46,394
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                              11,379,818    13,417,892     1,815,288      1,550,215
-------------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income:
  Class A                                               (4,342,792)   (9,808,092)     (567,150)    (1,206,645)
-------------------------------------------------------------------------------------------------------------
  Class B                                                 (222,975)     (477,980)     (208,516)      (461,013)
-------------------------------------------------------------------------------------------------------------
  Class C                                                  (64,830)     (142,956)      (43,508)       (78,061)
-------------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                               18,118,907    18,002,085     1,883,016      3,968,715
-------------------------------------------------------------------------------------------------------------
Reinvestment of distributions                            2,713,456     6,015,364       435,561        984,532
-------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                (36,398,259)  (64,306,714)   (2,765,152)   (11,814,351)
-------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund
Share transactions                                     (15,565,896)  (40,289,265)     (446,575)    (6,861,104)
-------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                       (8,816,675)  (37,300,401)      549,539     (7,056,608)
-------------------------------------------------------------------------------------------------------------
Net assets at beginning of period                      216,141,597   253,441,998    37,806,839     44,863,447
-------------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD                           $207,324,922   216,141,597    38,356,378     37,806,839
-------------------------------------------------------------------------------------------------------------

 38 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                   CLASS A
                                                  SIX MONTHS ENDED                    YEAR ENDED AUGUST 31,
                                                  FEBRUARY 28, 2001   -----------------------------------------------------
CALIFORNIA                                        (UNAUDITED)          2000      1999      1998      1997       1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $7.30           7.10      7.65      7.52      7.31        7.35
---------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                             .18            .34       .34       .36       .38         .39
---------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                                  .14            .20      (.41)      .26       .25         .04
---------------------------------------------------------------------------------------------------------------------------
Total from investment operations                           .32            .54      (.07)      .62       .63         .43
---------------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                   (.18)          (.34)     (.34)     (.36)     (.38)       (.39)
---------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions             --             --      (.14)     (.13)     (.04)       (.08)
---------------------------------------------------------------------------------------------------------------------------
Total distributions                                       (.18)          (.34)     (.48)     (.49)     (.42)       (.47)
---------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $7.44           7.30      7.10      7.65      7.52        7.31
---------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                      4.41**         7.97     (1.07)     8.56      8.78        5.92
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)                742,832        767,460   854,921   982,113   979,471   1,022,147
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)            .84*(b)        .85       .82       .78       .79         .78
---------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)             .83*(b)        .84       .82       .78       .79         .78
---------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                 4.82*          4.98      4.60      4.82      5.08        5.18
---------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                 29*            57        62        61        79         100
---------------------------------------------------------------------------------------------------------------------------

                                                                               CLASS B
                                                  SIX MONTHS ENDED                YEAR ENDED AUGUST 31,
                                                  FEBRUARY 28, 2001   ----------------------------------------------
                                                  (UNAUDITED)          2000     1999     1998     1997     1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period
                                                        $7.31           7.11     7.66     7.52     7.32     7.35
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                            .15            .29      .28      .30      .32      .32
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                                 .13            .20     (.41)     .27      .24      .05
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                          .28            .49     (.13)     .57      .56      .37
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                  (.15)          (.29)    (.28)    (.30)    (.32)    (.32)
--------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions            --             --     (.14)    (.13)    (.04)    (.08)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                      (.15)          (.29)    (.42)    (.43)    (.36)    (.40)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $7.44           7.31     7.11     7.66     7.52     7.32
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                     3.87**         7.14    (1.90)    7.79     7.73     5.16
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)                32,815         32,523   37,070   35,466   26,930   17,536
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)          1.61*(b)       1.64     1.65     1.63     1.62     1.63
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)           1.60*(b)       1.63     1.65     1.63     1.62     1.63
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                4.05*          4.19     3.75     3.97     4.25     4.33
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                29*            57       62       61       79      100
--------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                            CLASS C
                                                  SIX MONTHS ENDED             YEAR ENDED AUGUST 31,
                                                  FEBRUARY 28, 2001   ----------------------------------------
                                                  (UNAUDITED)         2000    1999    1998    1997    1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period
                                                        $7.26          7.05    7.60    7.50    7.31   7.34
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                            .15           .29     .28     .30     .32   .32
--------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                                 .13           .21    (.41)    .23     .23   .05
--------------------------------------------------------------------------------------------------------------
Total from investment operations                          .28           .50    (.13)    .53     .55   .37
--------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                  (.15)         (.29)   (.28)   (.30)   (.32)  (.32)
--------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions            --            --    (.14)   (.13)   (.04)  (.08)
--------------------------------------------------------------------------------------------------------------
Total distributions                                      (.15)         (.29)   (.42)   (.43)   (.36)  (.40)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $7.39          7.26    7.05    7.60    7.50   7.31
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                     3.90**        7.34   (1.91)   7.21    7.59   5.15
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)                 3,846         5,354   3,947   6,693   1,506    855
--------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)          1.64*(b)      1.64    1.68    1.62    1.60   1.64
--------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)           1.61*(b)      1.63    1.68    1.62    1.60   1.64
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                4.04*         4.19    3.71    3.98    4.27   4.32
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                29*           57      62      61      79    100
--------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                CLASS A
                                                  SIX MONTHS ENDED                 YEAR ENDED AUGUST 31,
                                                  FEBRUARY 28, 2001   ------------------------------------------------
FLORIDA                                           (UNAUDITED)          2000     1999     1998      1997     1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $9.85          9.72    10.62     10.42    10.21     10.27
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                            0.24           .45      .47       .49      .51       .52
----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                                 0.27           .13     (.68)      .35      .33       .08
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                          0.51           .58     (.21)      .84      .84       .60
----------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                  (0.24)         (.45)    (.47)     (.49)    (.51)     (.52)
----------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions             --            --     (.22)     (.15)    (.12)     (.14)
----------------------------------------------------------------------------------------------------------------------
Total distributions                                      (0.24)         (.45)    (.69)     (.64)    (.63)     (.66)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                          $10.12          9.85     9.72     10.62    10.42     10.21
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                      5.24**        6.15    (2.13)     8.27     8.37      5.83
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)                 65,990        70,265   84,757   100,431   99,051   105,028
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)            .88*(c)      1.00      .88       .85      .83       .84
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)             .87*(c)       .99      .88       .85      .83       .84
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                 4.77*         4.80     4.57      4.65     4.92      5.00
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                  8*           21       56        70       87       119
----------------------------------------------------------------------------------------------------------------------

                                                                                 CLASS B
                                                  SIX MONTHS ENDED                  YEAR ENDED AUGUST 31,
                                                  FEBRUARY 28, 2001   -------------------------------------------------
                                                  (UNAUDITED)          2000      1999     1998      1997     1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period
                                                        $9.83            9.71    10.60     10.40    10.19     10.26
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                  0.20             .38      .39       .40      .42       .43
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                                0.26             .12     (.67)      .35      .33       .07
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                         0.46             .50     (.28)      .75      .75       .50
-----------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                 (0.20)           (.38)    (.39)     (.40)    (.42)     (.43)
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions            --              --     (.22)     (.15)    (.12)     (.14)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                     (0.20)           (.38)    (.61)     (.55)    (.54)     (.57)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $10.09            9.83     9.71     10.60    10.40     10.19
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                     4.71**          5.32    (2.85)     7.38     7.48      4.84
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)                 5,830           5,915    6,474     6,379    4,226     2,752
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)          1.69*(c)        1.77     1.69      1.68     1.65      1.68
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)           1.66*(c)        1.76     1.69      1.68     1.65      1.68
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                3.99*           4.03     3.76      3.82     4.10      4.16
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                 8*             21       56        70       87       119
-----------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                             CLASS C
                                                  SIX MONTHS ENDED              YEAR ENDED AUGUST 31,
                                                  FEBRUARY 28, 2001   ------------------------------------------
                                                  (UNAUDITED)          2000    1999    1998    1997    1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period
                                                        $9.83           9.71   10.60   10.41   10.20   10.26
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                           0.20            .38     .39     .40     .42     .43
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                                0.26            .12    (.67)    .34     .33     .08
----------------------------------------------------------------------------------------------------------------
Total from investment operations                         0.46            .50    (.28)    .74     .75     .51
----------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                 (0.20)          (.38)   (.39)   (.40)   (.42)   (.43)
----------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions            --             --    (.22)   (.15)   (.12)   (.14)
----------------------------------------------------------------------------------------------------------------
Total distributions                                     (0.20)          (.38)   (.61)   (.55)   (.54)   (.57)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $10.09*          9.83    9.71   10.60   10.41   10.20
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                     4.72**         5.34   (2.84)   7.26    7.49    4.97
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)                   842          1,199   1,249     721     568     325
----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)          1.90*(c)       1.74    1.68    1.69    1.64    1.64
----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)           1.80*(c)       1.73    1.68    1.69    1.64    1.64
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                3.86*          4.06    3.76    3.81    4.11    4.20
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                 8*            21      56      70      87     119
----------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                CLASS A
                                                SIX MONTHS ENDED                   YEAR ENDED AUGUST 31,
                                                FEBRUARY 28, 2001   ---------------------------------------------------
                   NEW YORK                     (UNAUDITED)          2000      1999      1998      1997      1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                  $10.39          10.22     11.11     10.93     10.66     10.80
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                           .23            .47       .49       .53       .56       .56
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                                .32            .17      (.63)      .36       .36        --
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                         .55            .64      (.14)      .89       .92       .56
-----------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                 (.23)          (.47)     (.49)     (.53)     (.56)     (.56)
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                                            --             --      (.26)     (.18)     (.09)     (.14)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                     (.23)          (.47)     (.75)     (.71)     (.65)     (.70)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $10.71*         10.39     10.22     11.11     10.93     10.66
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                    5.40**         6.50     (1.52)     8.44      8.77      5.26
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)              191,149        200,806   235,800   268,155   272,777   294,121
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                                      .95*(d)        .89       .88       .84       .83       .83
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)           .93*(d)        .88       .88       .84       .83       .83
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               4.45*          4.68      4.49      4.81      5.15      5.15
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               11*            26        69        77        92       104
-----------------------------------------------------------------------------------------------------------------------

                                                                                CLASS B
                                                SIX MONTHS ENDED                   YEAR ENDED AUGUST 31,
                                                FEBRUARY 28, 2001   ---------------------------------------------------
                                                (UNAUDITED)          2000      1999      1998      1997      1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period
                                                      $10.40          10.23     11.13     10.94     10.66     10.80
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                           .20            .38       .39       .44       .47       .47
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                                .33            .17      (.64)      .37       .37        --
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                         .53            .55      (.25)      .81       .84       .47
-----------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                 (.20)          (.38)     (.39)     (.44)     (.47)     (.47)
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                                            --             --      (.26)     (.18)     (.09)     (.14)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                     (.20)          (.38)     (.65)     (.62)     (.56)     (.61)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $10.73*         10.40     10.23     11.13     10.94     10.66
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                    5.12**         5.60     (2.44)     7.65      7.96      4.36
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)               12,619         11,795    13,674    12,390    10,184     7,007
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions
(%)                                                     1.69*(d)       1.71      1.73      1.67      1.67      1.69
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)          1.66*(d)       1.70      1.73      1.67      1.67      1.69
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)               3.72*          3.72      3.64      3.98      4.31      4.29
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                               11*            26        69        77        92       104
-----------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                            CLASS C
                                                     SIX MONTHS ENDED                YEAR ENDED AUGUST 31,
                                                     FEBRUARY 28, 2001   ----------------------------------------------
                                                     (UNAUDITED)          2000     1999     1998     1997     1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period
                                                          $10.38          10.21    11.10    10.92    10.65    10.79
-----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income                                      .19            .39      .40      .44      .47      .47
-----------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                                    .33            .17     (.63)     .36      .36       --
-----------------------------------------------------------------------------------------------------------------------
Total from investment operations                             .52            .56     (.23)     .80      .83      .47
-----------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                     (.19)          (.39)    (.40)    (.44)    (.47)    (.47)
-----------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions               --             --     (.26)    (.18)    (.09)    (.14)
-----------------------------------------------------------------------------------------------------------------------
Total distributions                                         (.19)          (.39)    (.66)    (.66)    (.56)    (.61)
-----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                            $10.71*         10.38    10.21    11.10    10.92    10.65
-----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                        5.11**         5.64    (2.33)    7.56     7.87     4.38
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)                    3,557          3,541    3,968    3,775    2,973    1,218
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)             1.69*(d)       1.70     1.71     1.67     1.65     1.67
-----------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)              1.64*(d)       1.69     1.71     1.67     1.65     1.67
-----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                   3.74*          3.87     3.65     3.98     4.33     4.31
-----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                   11*            26       69       77       92      104
-----------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                             CLASS A
                                                  SIX MONTHS ENDED              YEAR ENDED AUGUST 31,
                                                  FEBRUARY 28, 2001   ------------------------------------------
                      OHIO                        (UNAUDITED)          2000     1999     1998     1997     1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $9.96           9.97    10.54    10.22     9.93     9.81
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                            .23            .46      .46      .47      .47      .48
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                                 .26           (.01)    (.53)     .39      .32      .12
----------------------------------------------------------------------------------------------------------------
Total from investment operations                          .49            .45     (.07)     .86      .79      .60
----------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                  (.23)          (.46)    (.46)    (.47)    (.47)    (.48)
----------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions            --             --     (.04)    (.07)    (.03)      --
----------------------------------------------------------------------------------------------------------------
Total distributions                                      (.23)          (.46)    (.50)    (.54)    (.50)    (.48)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $10.22           9.96     9.97    10.54    10.22     9.93
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                     4.55**         4.58     (.66)    8.57     8.17     6.16
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)                25,463         24,319   30,324   31,731   29,931   29,496
----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)          1.02*(e)       1.01      .94      .87      .89      .91
----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)           1.02*(e)       1.00      .94      .87      .89      .91
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                4.61*          4.68     4.38     4.51     4.69     4.78
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                41*             9       29       15       52       86
----------------------------------------------------------------------------------------------------------------

                                                                             CLASS B
                                                  SIX MONTHS ENDED              YEAR ENDED AUGUST 31,
                                                  FEBRUARY 28, 2001   ------------------------------------------
                                                  (UNAUDITED)          2000     1999     1998     1997     1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                    $9.95           9.97    10.54    10.22     9.93     9.81
----------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                            .19            .38      .38      .38      .39      .39
----------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on
  investment transactions                                 .27           (.02)    (.53)     .39      .32      .12
----------------------------------------------------------------------------------------------------------------
Total from investment operations                          .46            .36     (.15)     .77      .71      .51
----------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                  (.19)          (.38)    (.38)    (.38)    (.39)    (.39)
----------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions            --             --     (.04)    (.07)    (.03)      --
----------------------------------------------------------------------------------------------------------------
Total distributions                                      (.19)          (.38)    (.42)    (.45)    (.42)    (.39)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $10.22           9.95     9.97    10.54    10.22     9.93
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                     4.68**         3.73    (1.55)    7.69     7.29     5.30
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ thousands)                10,630         11,132   12,658   11,100    9,147    7,330
----------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)          1.71*(e)       1.83     1.74     1.69     1.70     1.73
----------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)           1.71*(e)       1.82     1.74     1.69     1.70     1.73
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                3.92*          3.86     3.57     3.69     3.88     3.96
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                41*             9       29       15       52       86
----------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                  CLASS C
                                                        SIX MONTHS ENDED           YEAR ENDED AUGUST 31,
                                                        FEBRUARY 28, 2001   ------------------------------------
                                                        (UNAUDITED)         2000    1999    1998    1997    1996
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                          $9.96          9.97   10.54   10.22    9.93   9.81
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                                  .19           .38     .37     .38     .39   .39
--------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment
  transactions                                                  .26          (.01)   (.53)    .39     .32   .12
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                .45           .37    (.16)    .77     .71   .51
--------------------------------------------------------------------------------------------------------------------
Less distributions from:
  Net investment income                                        (.19)         (.38)   (.37)   (.38)   (.39)  (.39)
--------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                  --            --    (.04)   (.07)   (.03)   --
--------------------------------------------------------------------------------------------------------------------
Total distributions                                            (.19)         (.38)   (.41)   (.45)   (.42)  (.39)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                               $10.22          9.96    9.97   10.54   10.22   9.93
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (A)                                           4.58**        3.74   (1.48)   7.70    7.32   5.28
 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ in thousands)                    2,263         2,356   1,882   1,010     390    274
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                1.74*(e)      1.81    1.77    1.67    1.68   1.74
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                 1.74*(e)      1.80    1.77    1.67    1.68   1.74
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                      3.89*         3.88    3.53    3.71    3.90   3.95
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      41*            9      29      15      52     86
--------------------------------------------------------------------------------------------------------------------

(a) Total return does not reflect the effect of sales charge.

(b) The ratios of operating expenses excluding costs incurred in connection with the reorganization before expense reductions were .83%, 1.59% and 1.61% for Class A, B and C, respectively and after expense reductions were .83%, 1.59% and 1.61% for Class A, B and C, respectively.

(c) The ratios of operating expenses excluding costs incurred in connection with the reorganization before expense reductions were .86%, 1.66% and 1.79% for Class A, B and C, respectively and after expense reductions were .86%, 1.66% and 1.79% for Class A, B and C, respectively.

(d) The ratios of operating expenses excluding costs incurred in connection with the reorganization before expense reductions were .93%, 1.66% and 1.64% for Class A, B and C, respectively and after expense reductions were .93%, 1.66% and 1.64% for Class A, B and C, respectively.

(e) The ratios of operating expenses excluding costs incurred in connection with the reorganization before expense reductions were 1.00%, 1.68% and 1.68% for Class A, B and C, respectively and after expense reductions were 1.00%, 1.68% and 1.68% for Class A, B and C, respectively.

 * Annualized.

** Not annualized.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Kemper California Tax-Free Income Fund, Kemper
                             Florida Tax Free Income Fund, Kemper New York
                             Tax-Free Income Fund and Kemper Ohio Tax-Free
                             Income Fund (the "Funds") are a non-diversified series of Kemper State Tax-Free Income Series (the
                             "Trust") which is registered under the Investment
                             Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The
                             Trust is organized as a Massachusetts business trust. Each Fund offers multiple classes of shares.
                             Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance.
                             Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of each Fund have equal rights with respect to voting subject to class specific arrangements.

                             Each Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by each Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the calculated mean between the most recent bid and asked quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FEDERAL INCOME TAXES. Each Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, each Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. All of the net investment income of each Fund is declared as a daily dividend and is distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital

NOTES TO FINANCIAL STATEMENTS

                             loss carryforwards, would be taxable to each Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, each Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of each Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All premiums and original issue discounts are amortized/ accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

--------------------------------------------------------------------------------

2    PURCHASES AND
     SALES OF
     SECURITIES              For the six months ended February 28, 2001,
                             investment transactions (excluding short-term instruments) were as follows (in thousands):

                                                                            CALIFORNIA    FLORIDA    NEW YORK    OHIO
                                                                            ----------    -------    --------    -----
                                       Purchases                             $110,837      2,798      10,935     7,872
                                       Proceeds from sales                   $139,537      7,645      26,562     7,600

--------------------------------------------------------------------------------

3    TRANSACTIONS
     WITH AFFILIATES         MANAGEMENT AGREEMENT. The Trust has a management
                             agreement with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"). Under the management agreement each Fund pays a monthly investment management fee of 1/12 of the annual rate of .55% of the first
                             $250 million of average daily net assets declining to .40% of average daily net assets in excess of $12.5 billion. Management fees for the six months ended February 28, 2001 were as follows:

                                                                                     MANAGEMENT FEE   EFFECTIVE RATE
                                                                                     --------------   --------------
                                       California                                      $2,054,969          .53%
                                       Florida                                            206,017          .55
                                       New York                                           575,387          .55
                                       Ohio                                               102,888          .55

                             UNDERWRITING AND DISTRIBUTION SERVICES
                             AGREEMENT. The Trust has an underwriting and distribution services agreement with Kemper Distributors, Inc. (KDI). Underwriting commission retained by KDI in connection with the distribution of each Fund's Class A shares for the six months ended February 28, 2001 were as follows:

                                                                                                    COMMISSIONS
                                                                                                  RETAINED BY KDI
                                                                                                 -----------------
                                       California                                                     $94,693
                                       Florida                                                          2,710
                                       New York                                                         6,820
                                       Ohio                                                             1,556

                             For services under the distribution services agreement, each Fund pays KDI a fee of .75% of average daily net assets of Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the

NOTES TO FINANCIAL STATEMENTS

                             agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares of each Fund. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares. Distribution fees and CDSC for the six months ended February 28, 2001 were as follows:

                                                                                             DISTRIBUTION FEES AND
                                                                                             CDSC RECEIVED BY KDI
                                                                                             ---------------------
                                       California                                                  $169,573
                                       Florida                                                       34,394
                                       New York                                                      68,180
                                       Ohio                                                          52,796

                             ADMINISTRATIVE SERVICES AGREEMENT. The Trust has an administrative services agreement with KDI. For providing information and administrative services to shareholders, each Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various arrangements with financial services firms that provide these services and pays these firms based on assets of fund accounts the firms service. Administrative services fees (ASF) paid for the six months ended February 28, 2001 were as follows:

                                                                      ASF PAID
                                                                       BY KDI          ASF PAID BY          UNPAID AT
                                                                    TO AFFILIATES   THE FUNDS TO KDI    FEBRUARY 28, 2001
                                                                    -------------   ----------------    -----------------
                                       California                      $   23           $859,176             $42,065
                                       Florida                            241             73,245               8,228
                                       New York                         3,119            261,540              75,567
                                       Ohio                                --             46,767               5,710

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a Services Agreement with the Funds' transfer agent, Kemper Service Company (KSvC) is the shareholder service agent of the Trust. Under the agreement, for the six months ended February 28, 2001, KSvC received transfer agency fees as follows:

                                                                              FEES INCURRED BY         UNPAID AT
                                                                             THE FUNDS TO KSVC     FEBRUARY 28, 2001
                                                                             ------------------    -----------------
                                       California                                 $174,582              $47,817
                                       Florida                                      17,843               17,843
                                       New York                                     59,950               20,536
                                       Ohio                                         10,941                4,907

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Trust are also officers or directors of ZSI. For the six months ended February 28, 2001, the Funds made no payments to their officers and incurred trustees' fees aggregating $16,037 to independent trustees. In addition, a one-time fee was accrued for payment to those Trustees not affiliated with the Advisor who are not standing for re-election, under the reorganization discussed in Note 7. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear a portion of such costs.

                                                                                                        TRUSTEE
                                                                                        TRUSTEE        SEVERANCE
                                                                                       SEVERANCE    ABSORBED BY ZSI
                                                                                       ---------    ---------------
                                       California                                       $17,278         $8,639
                                       Florida                                            6,836          3,418
                                       New York                                          12,018          6,009

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4    CAPITAL SHARE
     TRANSACTIONS            The following tables summarize the activity in
                             capital shares of each Fund:

                                                                     SIX MONTHS ENDED                  YEAR ENDED
                                                                     FEBRUARY 28, 2001               AUGUST 31, 2000
                                                                ---------------------------    ---------------------------
                                       CALIFORNIA                 SHARES         AMOUNT          SHARES         AMOUNT
                                       SHARES SOLD
                                        Class A                   7,655,713   $  55,370,993     41,852,257   $ 292,236,044
                                       -----------------------------------------------------------------------------------
                                        Class B                     489,530       3,594,887        928,140       6,523,582
                                       -----------------------------------------------------------------------------------
                                        Class C                     343,701       2,478,456      7,521,626      51,939,564
                                       -----------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                   1,361,355       9,992,422      3,063,597      21,489,351
                                       -----------------------------------------------------------------------------------
                                        Class B                      52,086         382,816        121,036         849,862
                                       -----------------------------------------------------------------------------------
                                        Class C                       7,293          53,269         14,985         104,362
                                       -----------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                 (14,416,642)   (105,751,740)   (60,415,096)   (422,766,421)
                                       -----------------------------------------------------------------------------------
                                        Class B                    (430,297)     (3,156,644)    (1,637,052)    (11,437,664)
                                       -----------------------------------------------------------------------------------
                                        Class C                    (568,647)     (4,167,571)    (7,358,755)    (50,978,317)
                                       -----------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                     154,074       1,130,486        177,952       1,263,538
                                       -----------------------------------------------------------------------------------
                                        Class B                    (153,864)     (1,130,486)      (177,703)     (1,263,538)
                                       -----------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS            $ (41,203,112)                 $(112,039,637)
                                       -----------------------------------------------------------------------------------

                                                                     SIX MONTHS ENDED                YEAR ENDED
                                                                     FEBRUARY 28, 2001             AUGUST 31, 2000
                                                                 -------------------------    -------------------------
                                       FLORIDA                     SHARES        AMOUNT         SHARES        AMOUNT
                                       SHARES SOLD
                                        Class A                     955,325   $  9,577,255       888,885   $  8,562,121
                                       --------------------------------------------------------------------------------
                                        Class B                      44,034        439,636       191,064      1,835,639
                                       --------------------------------------------------------------------------------
                                        Class C                       8,816         87,879        31,992        311,244
                                       --------------------------------------------------------------------------------

                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                      77,457        770,311       174,415      1,670,704
                                       --------------------------------------------------------------------------------
                                        Class B                       4,199         41,645        10,109         96,605
                                       --------------------------------------------------------------------------------
                                        Class C                       1,432         14,239         1,761         16,862
                                       --------------------------------------------------------------------------------

                                        SHARES REDEEMED
                                        Class A                  (1,674,042)   (16,838,847)   (2,684,664)   (25,601,666)
                                       --------------------------------------------------------------------------------
                                        Class B                     (41,668)      (419,657)     (234,013)    (2,207,664)
                                       --------------------------------------------------------------------------------
                                        Class C                     (48,749)      (491,548)      (40,420)      (385,302)
                                       --------------------------------------------------------------------------------

                                        CONVERSION OF SHARES
                                        Class A                      30,843        306,973        32,791        324,375
                                       --------------------------------------------------------------------------------
                                        Class B                     (30,921)      (306,973)      (32,818)      (324,375)
                                       --------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS            $ (6,819,087)                $(15,701,457)
                                       --------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                                                                     SIX MONTHS ENDED                YEAR ENDED
                                                                     FEBRUARY 28, 2001             AUGUST 31, 2000
                                                                 -------------------------    -------------------------
                                       NEW YORK                    SHARES        AMOUNT         SHARES        AMOUNT
                                       SHARES SOLD
                                        Class A                   1,508,696   $ 15,875,246     1,497,310   $ 14,978,014
                                       --------------------------------------------------------------------------------
                                        Class B                     133,908      1,402,440       130,880      1,322,273
                                       --------------------------------------------------------------------------------
                                        Class C                      33,774        355,472       118,704      1,185,701
                                       --------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                     242,286      2,546,940       560,830      5,646,063
                                       --------------------------------------------------------------------------------
                                        Class B                      11,543        121,565        26,833        270,354
                                       --------------------------------------------------------------------------------
                                        Class C                       4,277         44,951         9,839         98,947
                                       --------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                  (3,285,724)   (34,821,417)   (5,854,649)   (58,917,789)
                                       --------------------------------------------------------------------------------
                                        Class B                     (56,511)      (593,276)     (312,569)    (3,111,859)
                                       --------------------------------------------------------------------------------
                                        Class C                     (46,937)      (497,817)     (176,069)    (1,760,969)
                                       --------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                      46,628   $    485,750        50,729        516,097
                                       --------------------------------------------------------------------------------
                                        Class B                     (46,554)      (485,750)      (48,014)      (516,097)
                                       --------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS            $(15,565,896)                $(40,289,265)
                                       --------------------------------------------------------------------------------

                                                                          SIX MONTHS ENDED            YEAR ENDED
                                                                         FEBRUARY 28, 2001         AUGUST 31, 2000
                                                                       ----------------------   ----------------------
                                       OHIO                             SHARES      AMOUNT       SHARES      AMOUNT
                                       SHARES SOLD
                                        Class A                          53,408   $   540,264    130,232   $ 1,278,648
                                       -------------------------------------------------------------------------------
                                        Class B                          38,416       390,455    119,908     1,177,156
                                       -------------------------------------------------------------------------------
                                        Class C                          22,169       221,758    114,787     1,124,383
                                       -------------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                          30,131       302,920     68,360       668,262
                                       -------------------------------------------------------------------------------
                                        Class B                          11,054       111,057     27,467       268,329
                                       -------------------------------------------------------------------------------
                                        Class C                           2,148        21,584      4,906        47,941
                                       -------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                        (107,360)   (1,081,844)  (836,786)   (8,198,670)
                                       -------------------------------------------------------------------------------
                                        Class B                         (55,083)     (554,694)  (259,379)   (2,527,293)
                                       -------------------------------------------------------------------------------
                                        Class C                         (39,490)     (398,075)   (71,808)     (699,860)
                                       -------------------------------------------------------------------------------
                                        CONVERSION OF SHARES
                                        Class A                          72,670       730,539     39,401       388,528
                                       -------------------------------------------------------------------------------
                                        Class B                         (72,722)     (730,539)   (39,425)     (388,528)
                                       -------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM
                                        CAPITAL SHARE TRANSACTIONS                $  (446,575)             $(6,861,104)
                                       -------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    EXPENSE OFF-SET
     ARRANGEMENTS            The Funds have entered into arrangements with their
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Funds' expenses. During the period, the Funds' custodian and transfer agent fees were reduced as follows:

                                                                                          CUSTODIAN   TRANSFER AGENT
                                                                                          ---------   --------------
                                       California                                          $10,338       $14,887
                                       Florida                                                 844         1,446
                                       New York                                              2,256         4,027
                                       Ohio                                                    649           716

--------------------------------------------------------------------------------

6    LINE OF CREDIT          The Funds and several affiliated funds (the
                             "Participants") share in a $750 million revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. Each Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

7    REORGANIZATION          ZSI has initiated a program to reorganize and
                             combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. The Advisor has agreed to bear a portion of such costs.

                                                                                                   REORGANIZATION
                                                                                                        COSTS
                                                                                                   ABSORBED BY ZSI
                                                                                                   ---------------
                                       California                                                      $10,300
                                       Florida                                                           2,622
                                       New York                                                         25,292

                             On November 29, 2000 the Trustees of the Fund approved an Agreement and Plan of Reorganization (the "Reorganization") between the Kemper Ohio Tax-Free Income Fund and the Scudder Managed Municipal Bonds, pursuant to which Scudder Managed Municipal Bonds would acquire all or substantially all of the assets and liabilities of the Kemper Ohio Tax-Free Income Fund in exchange for shares of the Scudder Managed Municipal Bonds. The Reorganization can be consummated only if, among other things, it is approved by a majority vote of the shareholders of the Kemper Ohio Tax-Free Income Fund. A special meeting of the shareholders of the Fund to approve the Reorganization will be held on or about May 15, 2001.

                             As a result of the Reorganization, each shareholder of the Kemper Ohio Tax-Free Income Fund will become a shareholder of the Scudder Managed Municipal Bonds and will hold, immediately after the closing of the Reorganization

NOTES TO FINANCIAL STATEMENTS

                             (the "Closing"), that number of full and fractional voting shares of the Scudder Managed Municipal Bonds having an aggregate net asset value equal to the aggregate net asset value of such shareholder's shares held in the Kemper Ohio Tax-Free Income Fund as of the close of business on the business day preceding the Closing. The Closing is expected to take place during the second quarter of 2001. In the event the shareholders of the Kemper Ohio Tax-Free Income Fund fail to approve the Reorganization, the Kemper Ohio Tax-Free Income Fund will continue to operate and the Fund's Trustees may resubmit the Plan for shareholder approval or consider other proposals.

NOTES

NOTES

TRUSTEES                          OFFICERS
JOHN W. BALLANTINE                ELEANOR R. BRENNAN                RICHARD L. VANDENBERG
Trustee                           Vice President                    Vice President
LEWIS A. BURNHAM                  MARK S. CASADY                    MAUREEN E. KANE
Trustee                           President                         Secretary
LINDA C. COUGHLIN                 PHILIP J. COLLORA                 CAROLINE PEARSON
Chairperson, Trustee              Vice President and                Assistant Secretary
and Vice President                Assistant Secretary
                                                                    BRENDA LYONS
DONALD L. DUNAWAY                 PHILLIP G. CONDON                 Assistant Treasurer
Trustee                           Vice President
ROBERT B. HOFFMAN                 ASHTON P. GOODFIELD
Trustee                           Vice President
DONALD R. JONES                   JOHN R. HEBBLE
Trustee                           Treasurer
SHIRLEY D. PETERSON               KATHRYN L. QUIRK
Trustee                           Vice President
WILLIAM P. SOMMERS                LINDA J. WONDRACK
Trustee                           Vice President

 .............................................................................................
LEGAL COUNSEL                         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                                      222 North LaSalle Street
                                      Chicago, IL 60601
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         811 Main Street
                                      Kansas City, MO 64105
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  ERNST & YOUNG LLP
                                      233 South Wacker Drive
                                      Chicago, IL 60606
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

TRUSTEES&OFFICERS

[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Tax-Free Income Funds prospectus.
KSTIS-3 (4/25/01) 11711
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)